                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,102,531,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                                MARCH [30], 2005

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                                   TERM SHEET
                                MARCH [30], 2005
                                     OWNIT,
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2005-2
                         $[1,102,531,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                   FINAL   FINAL      EXPECTED
                                                WAL (YRS)   PAYMENT WINDOW                       EXPECTED  STATED      RATINGS
                 APPROX                         (CALL(4)/      (CALL(4)/      PAYMENT  INTEREST  MATURITY MATURITY (FITCH/MOODY'S/
   CLASS        SIZE ($)           COUPON       MATURITY)      MATURITY)       DELAY   ACCRUAL      (4)     (5)          S&P)
------------ ------------- ------------------  ----------- ----------------    ------  --------- -------- -------- --------------
CLASS A-1A     520,082,000                            Information not provided hereby                               AAA/Aaa/AAA
CLASS A-1B     130,021,000                            Information not provided hereby                               AAA/Aaa/AAA
CLASS A-2A     133,768,000 LIBOR + [ ] (1),(2) 1.00/1.00    1 - 22/1  -  22      0    Actual/360 Jan-2007 Mar-2036  AAA/Aaa/AAA
CLASS A-2B     119,481,000 LIBOR + [ ] (1),(2) 3.00/3.01   22 - 76/22 -  82      0    Actual/360 Jul-2011 Mar-2036  AAA/Aaa/AAA
CLASS A-2C      18,661,000 LIBOR + [ ] (1),(2) 6.30/9.87   76 - 76/82 - 178      0    Actual/360 Jul-2011 Mar-2036  AAA/Aaa/AAA
CLASS M-1       42,925,000 LIBOR + [ ] (1),(3) 4.67/5.16   45 - 76/45 - 151      0    Actual/360 Jul-2011 Mar-2036  AA+/Aa1/AA+
CLASS M-2       37,633,000 LIBOR + [ ] (1),(3) 4.54/5.01   43 - 76/43 - 144      0    Actual/360 Jul-2011 Mar-2036  AA+/Aa2/AA+
CLASS M-3       22,932,000 LIBOR + [ ] (1),(3) 4.48/4.93   42 - 76/42 - 137      0    Actual/360 Jul-2011 Mar-2036   AA/Aa3/AA+
CLASS M-4       21,756,000 LIBOR + [ ] (1),(3) 4.44/4.88   41 - 76/41 - 131      0    Actual/360 Jul-2011 Mar-2036    AA/A1/AA
CLASS M-5       19,404,000 LIBOR + [ ] (1),(3) 4.41/4.82   40 - 76/40 - 126      0    Actual/360 Jul-2011 Mar-2036   AA-/A2/AA-
CLASS M-6       19,404,000 LIBOR + [ ] (1),(3) 4.39/4.77   39 - 76/39 - 120      0    Actual/360 Jul-2011 Mar-2036    A+/A3/A+
CLASS B-1       16,464,000 LIBOR + [ ] (1),(3) 4.37/4.72   38 - 76/38 - 113      0    Actual/360 Jul-2011 Mar-2036    A/Baa1/A
CLASS B-2(6)    15,288,000                            Information Not Provided Hereby                                A-/Baa2/A-
CLASS B-3(6)    12,936,000                            Information Not Provided Hereby                              BBB+/Baa3/BBB+
CLASS B-4(6)     8,232,000                            Information Not Provided Hereby                              BBB+/Ba1/BBB+
CLASS B-5(6)    11,760,000                            Information Not Provided Hereby                               BBB/Ba2/BBB-
             -------------
TOTAL:       1,150,747,000
             =============

1)    Subject to the related Available Funds Cap and the related Maximum Rate
      Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.

3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will increase to 1.5x its respective margin.

4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

5)    Latest maturity date for any mortgage loan plus one year.

6) The Class B-2, Class B-3, Class B-4 and Class B-5 Certificates will be privately placed. All information presented herein with respect to the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is solely to assist your understanding of the Offered Certificates.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                 212-449-3659  scott_soltas@ml.com
Vince Mora                   212-449-1437  vince_morajr@ml.com
Charles Sorrentino           212-449-3659  charles_sorrentino@ml.com
Colin Sheen                  212-449-3659  colin_sheen@ml.com
Edgar Seah                   212-449-3659  edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                  212-449-0752  matthew_whalen@ml.com
Paul Park                    212-449-6380  paul_park@ml.com
Tom Saywell                  212-449-2122  tom_saywell@ml.com
Alan Chan                    212-449-8140  alan_chan@ml.com
Fred Hubert                  212-449-5071  fred_hubert@ml.com
Alice Chu                    212-449-1701  alice_chu@ml.com
Sonia Lee                    212-449-5067  sonia_lee@ml.com
Oleg Saitskiy                212-449-1901  oleg_saitskiy@ml.com
Keith Singletary             212-449-9431  keith_singletary@ml.com
Calvin Look                  212-449-5029  calvin_look@ml.com

MOODY'S
Michael Labuskes             212-553-2935  michael.labuskes@moodys.com

STANDARD & POOR'S
Rebecca Neary                212-438-3026  rebecca_neary@standardandpoors.com

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

TITLE OF CERTIFICATES  OWNIT, Mortgage Loan Asset-Backed Certificates Series
                       2005-2, consisting of:

                       Class A-1A and Class A-1B Certificates (the "Class A-1 Certificates"),

                       Class A-2A, Class A-2B and Class A-2C Certificates (collectively , the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),

                       Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (collectively, the "Class M Certificates"), and

                       Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (collectively, the "Class B Certificates")

                       The Class A Certificates, the Class M Certificates and Class B-1 Certificates are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITER            Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR              Merrill Lynch Mortgage Investors, Inc.

SELLER                 Merrill Lynch Mortgage Capital Inc.

ORIGINATOR             OwnIt Mortgage Solutions Inc.

SERVICER               Litton Loan Servicing LP

MASTER                 SERVICER Wells Fargo Bank, N.A.

TRUSTEE                HSBC Bank USA, N.A.

CUT-OFF                DATE March 1, 2005

PRICING                DATE On or about March [31], 2005

CLOSING                DATE On or about April [7], 2005

DISTRIBUTION           DATES Distribution of principal and interest on the
                       Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2005.

ERISA                  The Offered Certificates will be ERISA eligible as of the

CONSIDERATIONS         Closing Date. However, investors should consult with
                       their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT       The Offered Certificates will not constitute
                       "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS             For federal income tax purposes, the Trust Fund will
                       include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

OPTIONAL             The Trustee will be required to effect an auction of the
TERMINATION          assets of the Trust Fund when the aggregate stated
                     principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

INITIAL              Fixed rate and adjustable rate, first and second lien,
MORTGAGE LOANS       sub-prime Mortgage Loans having an aggregate stated
                     principal balance as of the Cut-Off Date of approximately
                     $882,028,636 (the "Initial Mortgage Loans") originated by
                     OwnIt Mortgage Solutions Inc. See the attached collateral descriptions for additional information on the Initial
                     Mortgage Loans.

                     The mortgage pool will be divided into two groups referred to as Group I and Group II. Group I will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group II will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group I.

SUBSEQUENT           After the Closing Date, in addition to the Initial Mortgage
MORTGAGE LOANS       Loans, approximately $294,009,545 of subsequent loans will be added to the trust (the "Subsequent Mortgage Loans").
                     The Initial Mortgage Loans and the Subsequent Mortgage
                     Loans are collectively, the "Mortgage Loans".

PRE-FUNDING ACCOUNT  On the Closing Date, a deposit of approximately
                     $294,009,545 (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account"). On or prior to [June] 24, 2005 (the "Pre-Funding Period"), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Initial Mortgage Loans.

TOTAL DEAL SIZE      Approximately [$1,102,531,000]

ADMINISTRATIVE FEES  Fees aggregating 52 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans will be paid to the Servicer, the Master Servicer and the Trustee.

CREDIT               1.  Excess interest
ENHANCEMENTS
                     2.  Over-Collateralization

                     3.  Subordination

EXCESS INTEREST  Excess interest cashflow will be available as credit enhancement.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

OVER-COLLATERALIZATION  The over-collateralization ("O/C") amount is equal to the excess of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans and (y) the Pre-funding Amount over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 2.15% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans and (y) the Pre-funding Amount. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.15% of the sum of (x) the aggregate principal balance of the Initial Mortgage Loans as of the Closing Date and (y) the Pre-funding Amount), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                        Initial: Approximately 2.15% of the sum of (x) the original balance of the Initial Mortgage Loans and (y) the Pre-funding Amount Target: 2.15% of the sum of (x) the original balance of the Initial Mortgage Loans and
                        (y) the Pre-funding Amount before stepdown, 4.30% of the current balance of the Mortgage Loans after stepdown
                        Floor: 0.50% of the sum of (x) the original balance of the Initial Mortgage Loans and (y) the Pre-funding Amount

                        (PRELIMINARY AND SUBJECT TO REVISION)

SUBORDINATION (1):       CLASSES     RATING (F/M/S)    SUBORDINATION
                         -------     --------------    -------------
                         Class A      AAA/Aaa/AAA          21.60%
                        Class M-1     AA+/Aa1/AA+          17.95%
                        Class M-2     AA+/Aa2/AA+          14.75%
                        Class M-3      AA/Aa3/AA+          12.80%
                        Class M-4       AA/A1/AA           10.95%
                        Class M-5      AA-/A2/AA-           9.30%
                        Class M-6       A+/A3/A+            7.65%
                        Class B-1       A/Baa1/A            6.25%
                        Class B-2      A-/Baa2/A-           4.95%
                        Class B-3    BBB+/Baa3/BBB+         3.85%
                        Class B-4    BBB+/Ba1/BBB+          3.15%
                        Class B-5     BBB/Ba2/BBB-          2.15%

CLASS SIZES:             CLASSES     RATING (F/M/S)    CLASS SIZES
                         -------     --------------    -----------
                         Class A      AAA/Aaa/AAA         78.40%
                        Class M-1     AA+/Aa1/AA+          3.65%
                        Class M-2     AA+/Aa2/AA+          3.20%
                        Class M-3      AA/Aa3/AA+          1.95%
                        Class M-4       AA/A1/AA           1.85%
                        Class M-5      AA-/A2/AA-          1.65%
                        Class M-6       A+/A3/A+           1.65%
                        Class B-1       A/Baa1/A           1.40%
                        Class B-2      A-/Baa2/A-          1.30%
                        Class B-3    BBB+/Baa3/BBB+        1.10%
                        Class B-4    BBB+/Ba1/BBB+         0.70%
                        Class B-5     BBB/Ba2/BBB-         1.00%

INTEREST ACCRUAL        For the Offered Certificates and the Class B-2,
                        Class B-3, Class B-4 and Class B-5 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

(1) The subordination includes the initial over-collateralization level of approximately 2.15%.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

COUPON STEP UP          If the 10% optional termination does not occur on the
                        first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAPS    Class A-1 Certificates: The per annum rate equal to (A)
                        12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the sum of (a) the Group
                        I Mortgage Loans as of the first day of the applicable accrual period and (b) the portion of the amount on deposit in the pre-funding account allocated to Group I, multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Class A-2 Certificates: The per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the sum of (a) the Group II Mortgage Loans as of the first day of the applicable accrual period and (b) the portion of the amount on deposit in the pre-funding account allocated to Group II, multiplied by 30 and divided by the actual number of days in the related accrual period.

                        Subordinate Certificates: The per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the sum of (x) the aggregate principal balance of each loan group and (y) the portion of the amount on deposit in the pre-funding account allocated to such loan group, the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

                        "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate on such mortgage loan less the administrative fees.

CAP CONTRACTS           The Certificates will each have the benefit of one of
                        the three cap contracts as specified below:

                                                         BEGINNING          1ML STRIKE, UPPER
CLASS                        NUMBER OF MONTHS        DISTRIBUTION DATE           COLLAR
-----                        ----------------        -----------------      -----------------
Class A-1 Certificates              35                  April 2005                9.29%
Class A-2 Certificates              35                  April 2005                9.30%
Subordinate Certificates            35                  April 2005                8.59%

                        Payments received on the related cap contract will be available to pay amounts to the holders of the Certificates, in respect of shortfalls arising as a result of the applicable Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAPS       The pass-through rates of each of the Offered
                        Certificates and the Class B-2, Class B-3, Class B-4 and
                        Class B-5 Certificates will also be subject to a related
                        "Maximum Rate Cap", which will be calculated in the same manner as the related Available Funds Cap, but based on the net maximum mortgage rate rather than the net mortgage rate. Any interest shortfall due to the Maximum
                        Rate Caps will not be reimbursed.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

SHORTFALL               If on any Distribution Date the pass-through rate for
REIMBURSEMENT           any class of Certificates is limited by the related
                        Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the related Available Funds Cap, up to but not exceeding the greater of (i) the related
                        Maximum Rate Cap and (ii) the lesser of (A) One Month
                        LIBOR and (B) the applicable rate for the related class or classes of certificates shown under the heading, "1ML
                        Strike, Upper Collar", under the heading, "Cap
                        Contracts" shown above), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                        (herein referred to as "Carryover").. Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.

CASHFLOW PRIORITY       1.   Administrative Fees.

                        2. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates; then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class M-4 Certificates, then to the Class M-5 Certificates, then to the Class M-6 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates, then to the Class B-4 Certificates, and then to the Class B-5 Certificates.

                        3. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class M-4 Certificates, then monthly principal to the Class M-5 Certificates, then monthly principal to the Class M-6 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, then monthly principal to the Class B-4 Certificates, and then monthly principal to the Class B-5 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                        4. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                        5. Excess interest to pay subordinate principal shortfalls.

                        6. Excess interest to pay Carryover resulting from imposition of the related Available Funds Cap.

                        7. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates or Class B-2, Class B-3, Class B-4 and Class B-5 Certificates.

                        Payments received on the related Cap Contracts will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the related Cap Contracts over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group I Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group I mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Group II Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group II mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

      Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially in such order.

      Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero; provided, however, that on and after the Distribution Date on which the aggregate Certificate Principal Balance of the Subordinate Certificates have been reduced to zero, any principal distributions allocated to the Class A-2A, Class A-2B and Class A-2C Certificates are required to be allocated pro rata among such classes of Certificates based on their respective Certificate Principal Balances, until their Certificate Principal Balances have been reduced to zero..

      After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

      All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class M-4 Certificates, sixth to the Class M-5 Certificates, seventh to the Class M-6 Certificates, eighth to the Class B-1 Certificates, ninth to the Class B-2 Certificates, tenth to the Class B-3 Certificates, eleventh to the Class B-4 Certificates, and twelfth to the Class B-5 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A                      43.20%*
CLASS M-1                    35.90%*
CLASS M-2                    29.50%*
CLASS M-3                    25.60%*
CLASS M-4                    21.90%*
CLASS M-5                    18.60%*
CLASS M-6                    15.30%*
CLASS B-1                    12.50%*
CLASS B-2                     9.90%*
CLASS B-3                     7.70%*
CLASS B-4                     6.30%*
CLASS B-5                     4.30%*

*includes overcollateralization

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS   The first Distribution Date on which the Required Percentage
PRINCIPAL           (i.e., the sum of the outstanding principal balance of the
DISTRIBUTION DATE   Subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage
                    (including O/C), which is equal to two times the initial
                    Class A subordination percentage.

SENIOR SPECIFIED
ENHANCEMENT
PERCENTAGE:

                    43.20%
                    or
                    (19.45%+2.15%)*2

STEPDOWN LOSS       The situation that exists with respect to any Distribution
TRIGGER EVENT       Date after the Stepdown Date, if (a) the quotient of (1) the
PRELIMINARY AND     aggregate Stated Principal Balance of all Mortgage Loans 60
SUBJECT TO          or more days delinquent, measured on a rolling three month
REVISION            basis (including Mortgage Loans in foreclosure and REO
                    Properties) and (2) the Stated
                    Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 42% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate
                    Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution
                    Date and (2) the aggregate principal balance of the Mortgage
                    Loans as of the Cut-off Date exceeds the Required Loss
                    Percentage shown below.

DISTRIBUTION DATE OCCURRING                     REQUIRED LOSS PERCENTAGE
---------------------------                     ------------------------
April 2008 - March 2009        3.00% with respect to April 2008, plus an additional 1/12th of
                               1.75% for each month thereafter
April 2009 - March 2010        4.75% with respect to April 2009, plus an additional 1/12th of
                               1.50% for each month thereafter
April 2010 - March 2011        6.25% with respect to April 2010, plus an additional 1/12th of
                               0.50% for each month thereafter
April 2011 and thereafter      6.75%

CLASS A-1 TRIGGER   A Class A-1 Trigger Event is identical to a Step Down Loss
EVENT               Trigger Event provided that during the period from April
                    2005 - March 2008 a Required Loss Percentage of 3.00% shall be in effect.

                      [PRELIMINARY AND SUBJECT TO REVISION]

PROSPECTUS          The Offered Certificates will be offered pursuant to a
                    Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                    Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN       The following tables describe the mortgage loans and the
TABLES              related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                           $882,028,636
Aggregate Original Principal Balance                              $882,504,842
Number of Mortgage Loans                                                 5,523

                                MINIMUM    MAXIMUM        AVERAGE (1)
                                -------   --------        -----------
Original Principal Balance      $10,000   $885,000         $159,787
Outstanding Principal Balance   $ 2,932   $885,000         $159,701

                                MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                -------    -------   --------------------
Original Term (mos)               180       360               352
Stated remaining Term (mos)       172       360               350
Loan Age (mos)                      0        9                  2
Current Interest Rate           4.990%    12.575%           6.893%
Initial Interest Rate Cap(4)    3.000%     3.000%           3.000%
Periodic Rate Cap(4)            1.000%     1.000%           1.000%
Gross Margin(4)                 4.000%     9.250%           5.768%
Maximum Mortgage Rate(4)       10.990%    15.990%          12.510%
Minimum Mortgage Rate(4)        4.990%     9.990%           6.510%
Months to Roll(4)                  15         60               26
Original Loan-to-Value          14.45%    100.00%           83.02%
Credit Score (3)                  520        812              657

                                          EARLIEST          LATEST
                                         ----------       ----------
Maturity Date                            07/01/2019       03/01/2035

LIEN POSITION                PERCENT OF MORTGAGE POOL
-------------                ------------------------
1st Lien                              88.46%
2nd Lien                              11.54%

OCCUPANCY                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Primary                               96.42%
Second Home                            0.44%
Investment                             3.14%

LOAN TYPE                    PERCENT OF MORTGAGE POOL
---------                    ------------------------
Fixed Rate                            13.64%
ARM                                   86.36%

AMORTIZATION TYPE            PERCENT OF MORTGAGE POOL
-----------------            ------------------------
Fully Amortizing                      23.66%
Interest Only                         72.02%
Balloon                                4.33%

YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------
2004                                  50.66%
2005                                  49.34%

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
------------                 ------------------------
Purchase                              70.02%
Refinance - Rate/Term                  2.59%
Refinance - Cashout                   27.39%

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------
Single Family                         80.83%
Condominium                            7.57%
Planned Unit Development               7.38%
Two- to Four-Family                    4.22%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER     AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                      OF        PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE      PERCENT
    RANGE OF       MORTGAGE      BALANCE      MORTGAGE      AVERAGE    CREDIT       BALANCE     ORIGINAL       FULL     PERCENT
MORTGAGE RATES       LOANS     OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV         DOC          IO
------------------ --------    ------------  -----------   ---------  --------    -----------   --------     --------   --------
 5.500% or  less       262     $ 69,172,071     7.84%        5.394%      671       $264,016       79.09%      93.42%      87.07%
 5.501% to  6.000%     732      177,342,133    20.11         5.852       665        242,271       79.33       87.01       86.56
 6.001% to  6.500%     875      200,890,603    22.78         6.353       664        229,589       79.97       66.06       85.17
 6.501% to  7.000%     844      179,018,620    20.30         6.830       650        212,107       80.62       59.77       82.65
 7.001% to  7.500%     426       76,660,369     8.69         7.325       638        179,954       82.89       59.68       71.40
 7.501% to  8.000%     414       54,882,606     6.22         7.815       637        132,567       86.73       61.31       59.80
 8.001% to  8.500%     294       26,902,047     3.05         8.332       660         91,504       92.68       71.28       34.86
 8.501% to  9.000%     430       31,053,306     3.52         8.867       678         72,217       97.37       50.52       15.81
 9.001% to  9.500%     264       16,271,662     1.84         9.353       670         61,635       99.22       60.01        2.61
 9.501% to 10.000%     240       13,656,037     1.55         9.822       663         56,900       98.67       57.96        1.09
10.001% to 10.500%     184        8,875,341     1.01        10.381       644         48,236       99.24       62.91        0.00
10.501% to 11.000%     342       17,947,609     2.03        10.846       624         52,478       99.37       83.49        0.00
11.001% to 11.500%     168        7,032,180     0.80        11.308       613         41,858       99.79       92.56        0.00
11.501% to 12.000%      47        2,309,081     0.26        11.749       617         49,129       99.88       91.70        0.00
12.501% to 13.000%       1           14,969     0.00        12.575       599         14,969       88.41      100.00        0.00
                     -----     ------------   ------        ------       ---       --------       -----      ------       -----
TOTAL:               5,523     $882,028,636   100.00%        6.893%      657       $159,701       83.02%      70.27%      72.02%
                     =====     ============   ======        ======       ===       ========       =====      ======       =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 12.575% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.893% per annum.

REMAINING MONTHS TO STATED MATURITY

                    NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
REMAINING TERMS    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)            LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180            710    $ 39,197,297     4.44%     9.590%     672       $ 55,207     98.67%   57.70%   0.00%
229 to 240              4         195,954     0.02      8.486      675         48,989     92.50    50.73    0.00
349 to 360          4,809     842,635,385    95.53      6.767      656        175,221     82.29    70.86    75.38
                    -----    ------------   ------      -----      ---       --------     -----    -----    -----
TOTAL:              5,523    $882,028,636   100.00%     6.893%     657       $159,701     83.02%   70.27%   72.02%
                    =====    ============   ======      =====      ===       ========     =====    =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                              OF       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV      DOC       IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  --------  -------
$50,000  or less             1,054    $ 34,751,524     3.94%     9.779%     657      $  32,971    98.74%    77.96%     0.69%
$ 50,001 to $100,000         1,160      86,363,880     9.79      8.591      656         74,452    92.52     70.82     18.79
$100,001 to $150,000         1,030     127,236,890    14.43      7.111      648        123,531    84.42     80.61     58.82
$150,001 to $200,000           659     115,300,331    13.07      6.606      648        174,963    81.22     80.20     73.90
$200,001 to $250,000           477     106,908,770    12.12      6.510      651        224,127    80.48     71.68     85.75
$250,001 to $300,000           362      99,204,906    11.25      6.491      658        274,047    80.96     64.77     86.11
$300,001 to $350,000           255      82,534,603     9.36      6.391      661        323,665    79.88     62.48     88.53
$350,001 to $400,000           214      80,225,418     9.10      6.449      667        374,885    81.02     53.76     91.26
$400,001 to $450,000           147      62,048,355     7.03      6.438      665        422,098    80.30     52.80     92.67
$450,001 to $500,000            79      37,523,745     4.25      6.269      674        474,984    80.73     68.56     89.83
$500,001 to $550,000            37      19,324,041     2.19      6.311      657        522,271    81.21     72.98     91.87
$550,001 to $600,000            25      14,492,429     1.64      6.311      668        579,697    79.24     84.16     87.94
$600,001 to $650,000            13       8,127,595     0.92      6.023      662        625,200    78.12    100.00     69.16
$650,001 to $700,000             6       4,090,050     0.46      6.067      698        681,675    73.98    100.00    100.00
$700,001 to $750,000             3       2,160,700     0.24      6.492      676        720,233    78.28    100.00    100.00
$850,001 to $900,000             2       1,735,400     0.20      6.186      664        867,700    77.45    100.00    100.00
                             -----    ------------   ------      -----      ---      ---------    -----    ------    ------
TOTAL:                       5,523    $882,028,636   100.00%     6.893%     657      $ 159,701    83.02%    70.27%    72.02%
                             =====    ============   ======      =====      ===      =========    =====    ======    ======

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,932 to approximately $885,000 and the average outstanding principal balance of the Mortgage Loans was approximately $159,701.

PRODUCT TYPES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
 PRODUCT TYPES       LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
---------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans      12    $  1,022,258      0.12%    7.889%     595      $ 85,188     74.83%    83.74%   0.00%
20 Year Fixed Loans       4         195,954      0.02     8.486      675        48,989     92.50     50.73    0.00
30 Year Fixed Loans   1,300      80,955,335      9.18     9.194      661        62,273     95.12     73.54    0.94
2/28 LIBOR Loans      2,812     623,231,788     70.66     6.548      655       221,633     80.98     68.09   84.07
3/27 LIBOR Loans        434      81,105,830      9.20     6.350      654       186,880     81.47     80.73   78.61
5/25 LIBOR Loans        263      57,342,432      6.50     6.318      663       218,032     79.58     83.20   81.47
Balloon Loans           698      38,175,039      4.33     9.635      674        54,692     99.31     57.00    0.00
                      -----    ------------   -------     -----      ---      --------     -----     -----   -----
TOTAL:                5,523    $882,028,636    100.00%    6.893%     657      $159,701     83.02%    70.27%  72.02%
                      =====    ============   =======     =====      ===      ========     =====     =====   =====

------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

AMORTIZATION TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   AMORTIZATION TYPE       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------  ---------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing           2,123    $208,647,839     23.66%    7.710%      651    $   98,280    87.23%    73.15%    0.00%
Balloon                      698      38,175,039      4.33     9.635       674        54,692    99.31     57.00     0.00
60 Month Interest-Only     2,696     634,442,958     71.93     6.459       658       235,328    80.66     70.08   100.00
120 Month Interest-Only        6         762,800      0.09     7.174       630       127,133    79.58    100.00   100.00
                         -------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:                     5,523    $882,028,636    100.00%    6.893%      657    $  159,701    83.02%    70.27%   72.02%
                         -------    ------------  --------    ------    ------    ----------   ------    ------   ------

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                 MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                3,509   $761,680,050     86.36%    6.509%      656     $ 217,065    80.93%    70.57%   83.30%
Fixed Rate         2,014    120,348,586     13.64     9.322       665        59,756    96.27     68.35     0.63
                 -------   ------------  --------    ------    ------     ---------   ------    ------   ------
TOTAL:             5,523   $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%
                 -------   ------------  --------    ------    ------     ---------   ------    ------   ------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your merrill lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                 NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                   OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
 GEOGRAPHIC     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DISTRIBUTION     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona            280    $ 30,552,705      3.46%    6.999%      648     $ 109,117    83.64%    90.44%   73.31%
California        2369     523,025,563     59.30     6.777       666       220,779    81.68     59.24    78.42
Colorado           495      60,037,825      6.81     6.741       646       121,289    83.08     91.21    78.32
Florida             61       6,992,058      0.79     7.410       636       114,624    87.68     88.14    60.31
Georgia            246      27,298,315      3.09     7.450       636       110,969    86.08     80.30    69.61
Idaho              131      10,719,021      1.22     7.193       636        81,825    83.88     88.13    50.83
Indiana             21       1,747,706      0.20     7.600       624        83,224    89.51     92.66    40.74
Kentucky            88       8,015,245      0.91     7.470       627        91,082    88.06     97.05    44.07
Michigan            78       8,543,891      0.97     7.447       650       109,537    88.14     63.20    48.55
Minnesota           12       1,549,910      0.18     7.389       611       129,159    88.43     88.19    27.21
Mississippi          2         138,913      0.02     8.383       598        69,457    94.50    100.00     0.00
Missouri             1         121,500      0.01     6.500       665       121,500    79.99    100.00   100.00
Nebraska             2          92,031      0.01     7.460       633        46,015    86.11    100.00     0.00
Nevada              33       6,559,857      0.74     6.683       643       198,784    80.86     75.58    78.42
North Carolina      55       4,894,218      0.55     7.794       632        88,986    88.34     86.89    34.84
Ohio               417      44,167,845      5.01     7.478       633       105,918    89.56     85.53    46.29
Oregon             382      45,479,405      5.16     6.983       651       119,056    84.34     82.99    55.80
South Carolina       9         906,276      0.10     7.724       627       100,697    90.40    100.00    10.09
Tennessee          134       8,702,621      0.99     7.213       622        64,945    86.20    100.00    30.14
Utah               138      13,186,167      1.49     6.920       646        95,552    83.50     91.89    64.75
Washington         537      75,541,929      8.56     6.786       650       140,674    83.48     85.32    70.27
Wisconsin           29       3,607,810      0.41     7.962       640       124,407    86.18     67.36    28.49
Wyoming              3         147,825      0.02     7.712       646        49,275    85.67    100.00     0.00
                ------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:           5,523    $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%
                ------    ------------  --------    ------    ------    ----------   ------    ------   ------

No more than approximately 1.07% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your merrill lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
 RANGE OF ORIGINAL    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN-TO-VALUE RATIOS   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less            39    $  5,716,265      0.65%    6.769%      597     $146,571     42.15%    76.85%   54.92%
50.01% to 55.00%          16       3,177,210      0.36     6.590       618      198,576     52.67     87.89    76.58
55.01% to 60.00%          26       4,345,477      0.49     6.976       620      167,134     58.49     70.16    68.71
60.01% to 65.00%          31       6,362,954      0.72     6.507       602      205,257     62.94     79.43    62.41
65.01% to 70.00%          73      18,421,276      2.09     6.512       629      252,346     68.85     68.13    69.87
70.01% to 75.00%         130      32,794,205      3.72     6.524       635      252,263     74.35     67.84    81.75
75.01% to 80.00%       2,528     566,394,247     64.21     6.338       663      224,048     79.90     65.67    85.77
80.01% to 85.00%         159      33,773,616      3.83     7.065       624      212,413     84.28     91.00    73.52
85.01% to 90.00%         336      55,902,412      6.34     7.321       641      166,376     89.74     86.84    67.11
90.01% to 95.00%         203      30,390,699      3.45     7.350       646      149,708     94.49     94.59    63.78
95.01% to 100.00%      1,982     124,750,273     14.14     9.244       664       62,942     99.93     71.91    12.41
                      ------    ------------  --------    ------    ------    ---------    ------    ------   ------
TOTAL:                 5,523    $882,028,636    100.00%    6.893%      657     $159,701     83.02%    70.27%   72.02%
                      ------    ------------  --------    ------    ------    ---------    ------    ------   ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.54% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.30%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.81%.

LOAN PURPOSE

                        NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   LOAN PURPOSE         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                 4,057   $617,574,924     70.02%    6.927%      667     $ 152,225    83.73%    63.19%   72.92%
Refinance - Cashout      1,315    241,575,277     27.39     6.787       633       183,707    81.27     86.17    70.69
Refinance - Rate Term      151     22,878,435      2.59     7.098       626       151,513    82.33     93.28    61.69
                       -------   ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:                   5,523   $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%
                       -------   ------------  --------    ------    ------    ----------   ------    ------   ------

PROPERTY TYPE

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     PROPERTY TYPE         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family              4,532    $712,904,619     80.83%    6.893%      655     $ 157,305    83.17%    71.05%   70.92%
Condominium                  434      66,790,294      7.57     6.919       662       153,895    82.86     68.22    78.22
Planned Unit Development     370      65,131,382      7.38     6.838       655       176,031    81.83     78.34    77.45
Two- to Four-Family          187      37,202,341      4.22     6.951       683       198,943    82.47     44.76    72.47
                          ------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:                     5,523    $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%
                          ------    ------------  --------    ------    ------    ----------   ------    ------   ------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your merrill lynch account executive for another copy. The collateral information set forth in the computational materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

DOCUMENTATION

                              NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                                OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
       DOCUMENTATION          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation             3,454   $502,539,600     56.98%    6.786%      642    $  145,495    83.45%   100.00%   71.70%
Full Documentation - Bank
Stmts                            615    117,238,595     13.29     6.770       643       190,632    83.09    100.00    72.55
No Income Verification         1,365    245,200,471     27.80     7.195       694       179,634    82.14      0.00    71.84
Limited Income Verification       89     17,049,970      1.93     6.558       666       191,573    82.50      0.00    80.09
                             -------   ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:                         5,523   $882,028,636    100.00%    6.893%      657    $  159,701    83.02%    70.27%   72.02%
                             -------   ------------  --------    ------    ------    ----------   ------    ------   ------

OCCUPANCY

              NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
             MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
 OCCUPANCY    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary       5,350    $850,410,560     96.42%    6.881%      656    $  158,955    83.02%    70.31%   71.73%
Investment      153      27,727,698      3.14     7.192       679       181,227    83.33     70.74    78.18
Second Home      20       3,890,378      0.44     7.365       680       194,519    81.94     58.36    89.79
             ------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:        5,523    $882,028,636    100.00%    6.893%      657    $  159,701    83.02%    70.27%   72.02%
             ------    ------------  --------    ------    ------    ----------   ------    ------   ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
    (MONTHS)         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
0                      254    $ 34,035,277      3.86%    7.589%      650     $ 133,997    85.43%    68.67%   60.83%
1                    2,608     391,003,118     44.33     7.022       653       149,925    83.43     72.13    64.66
2                      669     105,636,158     11.98     6.536       658       157,902    82.60     79.63    79.56
3                      894     160,882,634     18.24     6.660       660       179,958    82.11     65.35    90.55
4                      176      26,259,761      2.98     6.998       664       149,203    84.04     64.16    79.60
5                      810     146,281,785     16.58     6.837       662       180,595    82.37     65.91    69.45
6                       61       9,442,246      1.07     7.197       658       154,791    85.35     72.42    60.10
7                       46       7,847,828      0.89     7.361       659       170,605    82.61     58.99    45.19
8                        3         245,619      0.03     8.216       712        81,873    94.60      6.09    93.91
9                        2         394,210      0.04     6.038       613       197,105    76.27    100.00     0.00
                    ------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:               5,523    $882,028,636    100.00%    6.893%      657     $ 159,701    83.02%    70.27%   72.02%
                    ------    ------------  --------    ------    ------    ----------   ------    ------   ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
   PENALTY TERM       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                     915   $ 80,935,122      9.18%    8.017%      649     $ 88,454     88.08%    78.59%   49.76%
12 Months                210     48,245,783      5.47     6.745       662      229,742     81.46     70.13    80.15
24 Months              3,387    570,107,050     64.64     6.861       659      168,322     82.86     65.62    74.79
36 Months                953    169,535,718     19.22     6.550       652      177,897     81.81     81.52    70.35
60 Months                 58     13,204,963      1.50     6.326       665      227,672     80.22     75.89    80.30
                     -------   ------------  --------    ------    ------    ---------    ------    ------   ------
TOTAL:                 5,523   $882,028,636    100.00%    6.893%      657     $159,701     83.02%    70.27%   72.02%
                     -------   ------------  --------    ------    ------    ---------    ------    ------   ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
  RANGE OF     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
520 to 525          3    $    434,054      0.05%    7.182%      521     $144,685     70.78%   100.00%    0.00%
526 to 550         49       9,067,360      1.03     7.510       543      185,048     75.44     96.61    70.99
551 to 575        155      28,028,029      3.18     7.460       564      180,826     76.72     94.88    68.68
576 to 600        431      60,253,434      6.83     7.366       590      139,799     81.70     95.13    67.61
601 to 625      1,117     161,038,098     18.26     6.933       613      144,170     83.55     96.05    71.85
626 to 650      1,031     165,144,583     18.72     6.855       639      160,179     83.48     84.64    70.82
651 to 675      1,017     165,338,823     18.75     6.870       662      162,575     83.30     63.65    73.98
676 to 700        718     115,436,806     13.09     6.794       687      160,775     83.22     51.16    72.44
701 to 725        499      90,947,740     10.31     6.694       711      182,260     83.45     38.84    72.42
726 to 750        247      40,623,622      4.61     6.722       737      164,468     83.68     32.31    75.33
751 to 775        165      30,525,672      3.46     6.673       761      185,004     83.54     40.46    75.77
776 to 800         76      12,904,525      1.46     6.673       786      169,796     84.47     48.84    67.10
801 to 812         15       2,285,890      0.26     6.747       807      152,393     83.20     35.53    83.57
               ------    ------------  --------    ------    ------    ---------    ------    ------   ------
TOTAL:          5,523    $882,028,636    100.00%    6.893%      657     $159,701     83.02%    70.27%   72.02%
               ------    ------------  --------    ------    ------    ---------    ------    ------   ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 657.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
    RANGE OF      MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
 GROSS MARGINS     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%       4    $    863,962      0.11%    5.000%      642     $215,990     78.93%   100.00%  100.00%
4.001% to 4.500%     120      30,117,233      3.95     5.385       669      250,977     79.42     96.73    80.27
4.501% to 5.000%     502     123,822,733     16.26     5.726       666      246,659     79.39     87.84    86.30
5.001% to 5.500%     761     177,340,113     23.28     6.094       661      233,036     79.68     80.48    85.75
5.501% to 6.000%     873     195,176,670     25.62     6.558       661      223,570     80.17     60.57    86.24
6.001% to 6.500%     630     129,657,434     17.02     6.973       648      205,805     81.69     59.26    81.97
6.501% to 7.000%     327      60,594,588      7.96     7.524       636      185,305     84.50     52.48    74.83
7.001% to 7.500%     169      27,505,571      3.61     7.956       625      162,755     85.27     58.89    72.87
7.501% to 8.000%      85      11,627,787      1.53     8.476       613      136,797     90.70     75.48    59.51
8.001% to 8.500%      30       4,290,727      0.56     8.808       602      143,024     91.93     82.37    75.81
8.501% to 9.000%       7         534,432      0.07     9.560       596       76,347    100.00    100.00    28.25
9.001% to 9.500%       1         148,800      0.02     9.750       603      148,800     99.98    100.00   100.00
                  ------    ------------  --------    ------    ------    ---------    ------    ------   ------
TOTAL:             3,509    $761,680,050    100.00%    6.509%      656     $217,065     80.93%    70.57%   83.30%
                  ------    ------------  --------    ------    ------    ---------    ------    ------   ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.768% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
 RANGE OF MAXIMUM   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
  MORTGAGE RATES     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.000% or less          10   $  2,294,342      0.30%    4.999%      657     $ 229,434    79.57%   100.00%   74.71%
11.001% to 11.500%      251     66,683,633      8.75     5.408       671       265,672    79.07     93.17    87.75
11.501% to 12.000%      729    176,585,289     23.18     5.852       665       242,229    79.35     86.99    86.87
12.001% to 12.500%      857    198,022,171     26.00     6.353       664       231,064    80.05     65.62    86.21
12.501% to 13.000%      814    174,145,056     22.86     6.826       650       213,937    80.81     59.22    84.74
13.001% to 13.500%      400     73,030,948      9.59     7.321       638       182,577    83.13     57.82    74.84
13.501% to 14.000%      258     45,899,924      6.03     7.797       630       177,907    85.31     54.68    71.90
14.001% to 14.500%      113     15,325,806      2.01     8.294       626       135,627    88.58     67.85    61.18
14.501% to 15.000%       63      8,416,817      1.11     8.780       595       133,600    92.72     87.99    58.32
15.001% to 15.500%       10        872,080      0.11     9.207       593        87,208    97.73    100.00    48.73
15.501% to 16.000%        4        403,984      0.05     9.833       597       100,996    99.99    100.00    36.83
                    -------   ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:                3,509   $761,680,050    100.00%    6.509%      656     $ 217,065    80.93%    70.57%   83.30%
                    -------   ------------  --------    ------    ------    ----------   ------    ------   ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 15.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.510% per annum.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      TOTAL COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
   NEXT RATE     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT DATE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2006             1    $    249,430      0.03%    5.625%      641     $ 249,430    79.99%   100.00%    0.00%
July 2006             2         230,650      0.03     7.933       719       115,325    95.00      0.00   100.00
August 2006          23       5,683,770      0.75     6.950       661       247,120    81.01     55.91    59.24
September 2006       30       6,502,571      0.85     6.716       654       216,752    81.71     71.47    75.90
October 2006        505     108,501,010     14.24     6.668       663       214,853    81.27     63.38    75.53
November 2006        72      17,049,960      2.24     6.607       655       236,805    81.71     62.43    97.29
December 2006       498     121,349,492     15.93     6.481       657       243,674    80.49     62.33    99.52
January 2007        326      71,685,494      9.41     6.124       656       219,894    80.37     81.09    92.56
February 2007     1,248     269,028,131     35.32     6.588       652       215,567    81.08     70.14    79.12
March 2007          107      22,951,280      3.01     6.980       650       214,498    82.11     62.74    73.74
August 2007           1         611,727      0.08     5.990       645       611,727    70.00    100.00     0.00
September 2007        1         394,250      0.05     6.990       619       394,250    95.00    100.00   100.00
October 2007         70      11,700,339      1.54     6.634       660       167,148    83.59     72.55    70.17
November 2007        10       2,463,682      0.32     6.078       673       246,368    76.76     64.95   100.00
December 2007        69      14,200,511      1.86     6.203       653       205,805    81.22     76.08    98.54
January 2008         56      11,504,521      1.51     6.055       659       205,438    81.80     84.80    88.59
February 2008       209      37,788,149      4.96     6.397       648       180,805    80.98     83.99    69.65
March 2008           18       2,442,651      0.32     6.773       666       135,703    84.40     85.20    89.47
August 2009           2         363,793      0.05     7.248       624       181,896    77.40     49.30    49.30
September 2009        2         345,459      0.05     6.282       629       172,730    80.00    100.00   100.00
October 2009         63      14,250,354      1.87     6.318       666       226,196    80.14     76.82    80.17
November 2009        11       1,955,435      0.26     6.485       652       177,767    76.23     94.52    94.70
December 2009        47      10,910,835      1.43     6.124       667       232,145    79.35     82.53   100.00
January 2010         44       9,377,811      1.23     6.009       665       213,132    78.18     86.86    79.96
February 2010        84      18,319,295      2.41     6.486       661       218,087    80.03     85.05    70.48
March 2010           10       1,819,450      0.24     7.030       642       181,945    83.39     91.06    87.74
                 ------    ------------  --------    ------    ------    ----------   ------    ------   ------
TOTAL:            3,509    $761,680,050    100.00%    6.509%      656     $ 217,065    80.93%    70.57%   83.30%
                 ------    ------------  --------    ------    ------    ----------   ------    ------   ------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the COmputational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      GROUP I COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance          $621,910,631
Aggregate Original Principal Balance             $622,273,474
Number of Mortgage Loans                                4,537

                                 MINIMUM     MAXIMUM      AVERAGE(1)
                                 --------    --------    -----------
Original Principal Balance       $ 10,000    $460,000    $   137,155
Outstanding Principal Balance    $  2,932    $460,000    $   137,075

                                MINIMUM     MAXIMUM      WEIGHTED AVERAGE(2)
                                -------     -------     --------------------
Original Term (mos)                 180         360               354
Stated remaining Term (mos)         172         360               352
Loan Age (mos)                        0           9                 2
Current Interest Rate             5.000%     12.575%            6.885%
Initial Interest Rate Cap(4)      3.000%      3.000%            3.000%
Periodic Rate Cap(4)              1.000%      1.000%            1.000%
Gross Margin(4)                   4.000%      9.250%            5.824%
Maximum Mortgage Rate(4)         11.000%     15.990%           12.572%
Minimum Mortgage Rate(4)          5.000%      9.990%            6.572%
Months to Roll(4)                    15          60                25
Original Loan-to-Value            14.45%     100.00%            82.78%
Credit Score(3)                     520         812               652

                  EARLIEST      LATEST
                 ----------    ----------
Maturity Date    07/01/2019    03/01/2035

LIEN POSITION    PERCENT OF MORTGAGE POOL
-------------    ------------------------
1st Lien                  90.98%
2nd Lien                   9.02%

OCCUPANCY      PERCENT OF MORTGAGE POOL
---------      ------------------------
Primary                 95.83%
Second Home              0.41%
Investment               3.76%

LOAN TYPE     PERCENT OF MORTGAGE POOL
---------     ------------------------
Fixed Rate            11.84%
ARM                   88.16%

AMORTIZATION TYPE    PERCENT OF MORTGAGE POOL
-----------------    ------------------------
Fully Amortizing               25.73%
Interest Only                  71.05%
Balloon                         3.22%

YEAR OF ORIGINATION    PERCENT OF MORTGAGE POOL
-------------------    ------------------------
2004                            50.13%
2005                            49.87%

LOAN PURPOSE             PERCENT OF MORTGAGE POOL
------------             ------------------------
Purchase                          69.20%
Refinance - Rate/Term              3.00%
Refinance - Cashout               27.80%

PROPERTY TYPE               PERCENT OF MORTGAGE POOL
-------------               ------------------------
Single Family                        80.74%
Condominium                           8.32%
Planned Unit Development              6.15%
Two- to Four-Family                   4.79%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      GROUP I COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF            MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less          205   $ 43,701,172      7.03%    5.400%     667      $ 213,176    79.33%    93.68%   87.45%
5.501% to 6.000%        592    117,869,101     18.95     5.855      664        199,103    79.37     90.02    85.27
6.001% to 6.500%        728    139,657,109     22.46     6.344      659        191,837    79.65     69.70    82.89
6.501% to 7.000%        744    136,353,735     21.92     6.833      649        183,271    80.71     61.03    79.14
7.001% to 7.500%        391     63,040,541     10.14     7.321      632        161,229    82.93     64.04    67.50
7.501% to 8.000%        372     44,518,276      7.16     7.821      629        119,673    86.66     64.58    58.53
8.001% to 8.500%        240     19,761,925      3.18     8.327      640         82,341    91.92     78.95    36.05
8.501% to 9.000%        299     17,673,694      2.84     8.840      661         59,109    96.75     63.85    17.87
9.001% to 9.500%        186      8,328,756      1.34     9.355      663         44,778    99.33     69.09     5.10
9.501% to 10.000%       171      7,294,633      1.17     9.830      662         42,659    99.64     57.96     2.04
10.001% to 10.500%      155      6,080,699      0.98    10.375      642         39,230    99.46     68.52     0.00
10.501% to 11.000%      267     11,081,441      1.78    10.857      623         41,504    99.68     84.66     0.00
11.001% to 11.500%      147      5,051,461      0.81    11.293      610         34,364    99.92     95.57     0.00
11.501% to 12.000%       39      1,483,120      0.24    11.747      609         38,029    99.82     92.46     0.00
12.501% to 13.000%        1         14,969      0.00    12.575      599         14,969    88.41    100.00     0.00
                     ------   ------------   -------    ------     ----      ---------    -----    ------    -----
TOTAL:                4,537   $621,910,631    100.00%    6.885%     652      $ 137,075    82.78%    72.90%   71.05%
                     ------   ------------   -------    ------     ----      ---------    -----    ------    -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 12.575% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.885% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED   AVERAGE     WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL    AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT    BALANCE     ORIGINAL   FULL    PERCENT
REMAINING TERMS (MONTHS)   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                   517    $ 21,049,241     3.38%     9.651%      661    $    40,714   98.51%    66.13%    0.00%
229 to 240                     4         195,954     0.03      8.486       675         48,989   92.50     50.73     0.00
349 to 360                 4,016     600,665,437    96.58      6.788       651        149,568   82.23     73.14    73.56
                          ------    ------------  -------     ------    ------    -----------  ------    ------   ------
TOTAL:                     4,537    $621,910,631   100.00%     6.885%      652    $   137,075   82.78%    72.90%   71.05%
                          ------    ------------  -------     ------    ------    -----------  ------    ------   ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 172 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 352 months.

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      GROUP I COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PRINCIPAL BALANCES      LOANS    OUTSTANDING     POOL       COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less              1,041    $ 34,212,385     5.50%     9.789%      657    $    32,865    98.90%   78.53%    0.70%
$50,001 to $100,000            866      61,863,196     9.95      8.181       648         71,436    89.94    77.51    26.23
$100,001 to $150,000           861     107,811,137    17.34      6.740       642        125,216    82.10    85.24    68.37
$150,001 to $200,000           631     110,468,454    17.76      6.558       647        175,069    80.90    79.67    75.48
$200,001 to $250,000           463     103,819,161    16.69      6.485       651        224,231    80.32    71.28    86.80
$250,001 to $300,000           362      99,204,906    15.95      6.491       658        274,047    80.96    64.77    86.11
$300,001 to $350,000           249      80,578,251    12.96      6.398       660        323,607    79.84    62.00    88.65
$350,001 to $400,000            50      17,966,577     2.89      6.574       664        359,332    80.96    43.55    89.97
$400,001 to $450,000            12       5,070,565     0.82      6.593       681        422,547    81.70    33.20    83.76
$450,001 to $500,000             2         916,000     0.15      6.250       674        458,000    80.00   100.00   100.00
                             -----    ------------   ------      -----       ---    -----------    -----   ------   ------
TOTAL:                       4,537    $621,910,631   100.00%     6.885%      652    $   137,075    82.78%   72.90%   71.05%
                             -----    ------------   ------      -----       ---    -----------    -----   ------   ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $2,932 to approximately $460,000 and the average outstanding principal balance of the Mortgage Loans was approximately $137,075.

PRODUCT TYPES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PRODUCT TYPES         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
15 Year Fixed Loans      12    $  1,022,258      0.16%    7.889%      595    $    85,188   74.83%    83.74%    0.00%
20 Year Fixed Loans       4         195,954      0.03     8.486       675         48,989   92.50     50.73     0.00
30 Year Fixed Loans   1,012      52,377,291      8.42     9.051       653         51,756   93.45     79.41     1.46
2/28 LIBOR Loans      2,415     447,299,614     71.92     6.611       651        185,217   81.20     70.15    80.54
3/27 LIBOR Loans        400      66,229,217     10.65     6.409       650        165,573   81.56     83.43    79.07
5/25 LIBOR Loans        189      34,759,315      5.59     6.379       662        183,912   79.79     82.61    81.90
Balloon Loans           505      20,026,983      3.22     9.741       665         39,657   99.71     65.24     0.00
                      -----    ------------  --------    ------    ------    -----------  ------    ------   ------
TOTAL:                4,537    $621,910,631    100.00%    6.885%      652    $   137,075   82.78%    72.90%   71.05%
                      -----    ------------  --------    ------    ------    -----------  ------    ------   ------

AMORTIZATION TYPE

                          NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                            OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                         MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE         LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-----------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing          1,783    $160,028,055    25.73%     7.584%      646     $  89,752    86.26%    75.20%    0.00%
Balloon                     505      20,026,983     3.22      9.741       665        39,657    99.71     65.24     0.00
60 Month Interest-Only    2,243     441,092,793    70.93      6.502       653       196,653    80.76     72.36   100.00
120 Month Interest-Only       6         762,800     0.12      7.174       630       127,133    79.58    100.00   100.00
                         ------    ------------  -------     ------    ------    ----------   ------    ------   ------
TOTAL:                    4,537    $621,910,631   100.00%     6.885%      652     $ 137,075    82.78%    72.90%   71.05%
                         ------    ------------  -------     ------    ------    ----------   ------    ------   ------

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

ADJUSTMENT TYPE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT TYPE            LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC      IO
---------------           --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
ARM                         3,004   $548,288,145      88.16%    6.572%    651       $182,519    81.15%    72.54%   80.45%
Fixed Rate                  1,533     73,622,486      11.84     9.221     655         48,025    94.89     75.54     1.04
                            -----   ------------     ------     -----     ---       --------    -----     -----    -----
TOTAL:                      4,537   $621,910,631     100.00%    6.885%    652       $137,075    82.78%    72.90%   71.05%
                            =====   ============     ======     =====     ===       ========    =====     =====    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
GEOGRAPHIC                MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DISTRIBUTION               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------              --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Arizona                       271   $ 28,278,568      4.55%    7.014%     646       $104,349     83.73%   89.67%   72.82%
California                   1507    294,817,002     47.41     6.675      662        195,632     80.45    58.04    80.87
Colorado                      476     56,322,225      9.06     6.741      646        118,324     83.05    91.02    78.23
Florida                        59      6,461,308      1.04     7.404      638        109,514     87.00    87.17    58.43
Georgia                       240     25,696,943      4.13     7.466      636        107,071     85.94    79.07    68.94
Idaho                         129     10,489,964      1.69     7.190      636         81,318     83.80    87.87    50.54
Indiana                        21      1,747,706      0.28     7.600      624         83,224     89.51    92.66    40.74
Kentucky                       87      7,632,045      1.23     7.532      627         87,725     88.47    96.90    41.26
Michigan                       76      8,022,130      1.29     7.477      648        105,554     88.46    67.31    46.23
Minnesota                      12      1,549,910      0.25     7.389      611        129,159     88.43    88.19    27.21
Mississippi                     2        138,913      0.02     8.383      598         69,457     94.50   100.00     0.00
Missouri                        1        121,500      0.02     6.500      665        121,500     79.99   100.00   100.00
Nebraska                        2         92,031      0.01     7.460      633         46,015     86.11   100.00     0.00
Nevada                         28      4,949,185      0.80     6.788      641        176,757     79.66    76.44    79.53
North Carolina                 55      4,894,218      0.79     7.794      632         88,986     88.34    86.89    34.84
Ohio                          405     40,735,704      6.55     7.485      632        100,582     89.41    85.95    44.80
Oregon                        357     39,789,750      6.40     6.958      652        111,456     84.03    82.50    56.85
South Carolina                  9        906,276      0.15     7.724      627        100,697     90.40   100.00    10.09
Tennessee                     133      8,508,525      1.37     7.255      620         63,974     86.34   100.00    30.82
Utah                          134     11,693,819      1.88     6.955      647         87,267     83.57    90.86    61.48
Washington                    504     65,972,275     10.61     6.797      648        130,897     83.18    84.82    70.37
Wisconsin                      26      2,942,810      0.47     7.838      637        113,185     86.26    78.16    34.93
Wyoming                         3        147,825      0.02     7.712      646         49,275     85.67   100.00     0.00
                            -----   ------------    ------     -----      ---       --------     -----   ------    -----
TOTAL:                      4,537   $621,910,631    100.00%    6.885%     652       $137,075     82.78%   72.90%   71.05%
                            =====   ============    ======     =====      ===       ========     =====   ======    =====

No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL         MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS       LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV        DOC      IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                39    $  5,716,265      0.92%    6.769%     597      $146,571     42.15%    76.85%   54.92%
50.01% to 55.00%              12       1,777,210      0.29     6.650      599       148,101     52.55     85.38    58.12
55.01% to 60.00%              24       3,831,044      0.62     6.908      622       159,627     58.39     75.94    68.15
60.01% to 65.00%              27       4,780,954      0.77     6.560      600       177,072     62.88     81.97    49.97
65.01% to 70.00%              57      11,213,584      1.80     6.664      608       196,730     68.77     79.31    76.74
70.01% to 75.00%             107      20,095,711      3.23     6.734      629       187,810     74.24     60.67    75.80
75.01% to 80.00%           2,141     406,557,400     65.37     6.369      660       189,891     79.90     67.66    83.38
80.01% to 85.00%             128      22,207,529      3.57     7.204      609       173,496     84.37     92.75    72.43
85.01% to 90.00%             286      43,800,064      7.04     7.340      636       153,147     89.72     88.49    64.73
90.01% to 95.00%             160      21,264,039      3.42     7.262      641       132,900     94.49     96.16    61.84
95.01% to 100.00%          1,556      80,666,830     12.97     9.157      656        51,842     99.94     80.16    15.21
                           -----    ------------    ------     -----      ---      --------     -----     -----    -----
TOTAL:                     4,537    $621,910,631    100.00%    6.885%     652      $137,075     82.78%    72.90%   71.05%
                           =====    ============    ======     =====      ===      ========     =====     =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.45% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 9.02% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.68%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.88%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
--------------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                    3,294   $430,332,796      69.20%    6.885%    662       $130,641    83.42%    66.37%   72.61%
Refinance-Cashout           1,108    172,907,106      27.80     6.855     628        156,053    81.19     86.89    68.23
Refinance-Rate Term           135     18,670,729       3.00     7.165     622        138,302    82.71     93.72    61.02
                            -----   ------------     ------     -----     ---       --------    -----     -----    -----
TOTAL:                      4,537   $621,910,631     100.00%    6.885%    652       $137,075    82.78%    72.90%   71.05%
                            =====   ============     ======     =====     ===       ========    =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

PROPERTY TYPE

                               NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                 OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                              MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE                  LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------                 --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                   3,743   $502,128,589     80.74%    6.898%     649       $134,151     82.95%   74.70%   69.22%
Condominium                       370     51,744,530      8.32     6.849      660        139,850     82.26    67.73    80.39
Planned Unit Development          271     38,251,407      6.15     6.761      653        141,149     82.05    80.98    78.08
Two-to Four- Family               153     29,786,105      4.79     6.890      684        194,680     81.70    41.16    76.61
                                -----   ------------    ------     -----      ---       --------     -----    -----    -----
TOTAL:                          4,537   $621,910,631    100.00%    6.885%     652       $137,075     82.78%   72.90%   71.05%
                                =====   ============    ======     =====      ===       ========     =====    =====    =====

DOCUMENTATION

                                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                    OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                                 MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION                     LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------                    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Full Documentation                 3,020   $383,897,939     61.73%    6.815%     638       $127,119     83.38%  100.00%   70.17%
No Income Verification               993    158,074,387     25.42     7.124      692        159,189     81.16     0.00    71.81
Full Documentation - Bank Stmts      457     69,465,115     11.17     6.772      637        152,002     83.03   100.00    72.81
Limited Income Verification           67     10,473,190      1.68     6.598      660        156,316     83.41     0.00    80.14
                                   -----     ----------    ------     -----      ---       --------     -----   ------    -----
TOTAL:                             4,537   $621,910,631    100.00%    6.885%     652       $137,075     82.78%   72.90%   71.05%
                                   =====     ==========    ======     =====      ===       ========     =====   ======    =====

OCCUPANCY

                   NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                     OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
                  MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY          LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
---------         --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary              4,378  $595,978,774      95.83%    6.873%     651      $136,130     82.78%   72.92%   70.75%
Investment             142    23,398,852       3.76     7.132      676       164,781     82.68    74.62    77.27
Second Home             17     2,533,006       0.41     7.454      670       149,000     84.67    50.86    84.32
                     -----  ------------     ------     -----      ---      --------     -----    -----    -----
TOTAL:               4,537  $621,910,631     100.00%    6.885%     652      $137,075     82.78%   72.90%   71.05%
                     =====  ============     ======     =====      ===      ========     =====    =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP I COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE        MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                   LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
0                             207   $ 24,218,427      3.89%    7.449%     641       $116,997     85.24%   76.83%   61.77%
1                           2,162    279,892,611     45.01     7.013      648        129,460     82.99    74.43    62.94
2                             565     75,542,170     12.15     6.539      653        133,703     82.37    81.80    80.08
3                             737    114,837,610     18.47     6.656      655        155,818     82.08    67.64    92.25
4                             134     16,346,935      2.63     7.112      658        121,992     84.10    69.82    80.74
5                             648    100,726,236     16.20     6.848      658        155,442     82.28    68.49    65.53
6                              46      6,037,357      0.97     7.121      655        131,247     84.65    71.73    59.18
7                              33      3,669,455      0.59     7.379      667        111,196     85.15    49.87    35.72
8                               3        245,619      0.04     8.216      712         81,873     94.60     6.09    93.91
9                               2        394,210      0.06     6.038      613        197,105     76.27   100.00     0.00
                            -----   ------------    ------     -----      ---       --------     -----   ------    -----
TOTAL:                      4,537   $621,910,631    100.00%    6.885%     652       $137,075     82.78%   72.90%   71.05%
                            =====   ============    ======     =====      ===       ========     =====   ======    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                             OF       PRINCIPAL   PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT       MORTGAGE     BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   ERCENT
PENALTY TERM               LOANS     OUTSTANDING     POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC     IO
------------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                          841   $ 65,616,315      10.55%    8.012%    645       $ 78,022     88.13%   78.18%  47.68%
12 Months                     143     26,414,029       4.25     6.746     652        184,713     80.90    69.44   77.97
24 Months                   2,705    399,194,038      64.19     6.802     654        147,576     82.33    68.98   75.33
36 Months                     848    130,686,250      21.01     6.604     649        154,111     81.86    82.92   68.30
                            -----   ------------     ------     -----     ---       --------     -----    -----   -----
TOTAL:                      4,537   $621,910,631     100.00%    6.885%    652       $137,075     82.78%   72.90%  71.05%
                            =====   ============     ======     =====     ===       ========     =====    =====   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR
                                  OWNIT, SERIES 2005-2
                               GROUP I COLLATERAL SUMMARY

CREDIT SCORES

                   NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
CREDIT SCORES      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
-------------     --------  -----------   ----------  --------  --------  -----------  --------  -------  -------
520 to 525              3   $    434,054      0.07%    7.182%     521      $144,685      70.78%  100.00%    0.00%
526 to 550             45      7,710,027      1.24     7.492      543       171,334      75.82    96.01    67.70
551 to 575            144     24,059,588      3.87     7.555      564       167,080      76.69    94.81    68.11
576 to 600            400     51,825,281      8.33     7.364      590       129,563      81.59    95.89    65.33
601 to 625            988    124,244,327     19.98     6.966      612       125,753      83.55    95.78    69.91
626 to 650            865    117,253,241     18.85     6.815      639       135,553      83.54    84.64    69.73
651 to 675            821    115,450,066     18.56     6.825      662       140,621      83.29    64.91    74.31
676 to 700            550     74,707,347     12.01     6.722      687       135,832      82.80    52.19    72.63
701 to 725            348     52,709,101      8.48     6.585      711       151,463      82.76    38.47    72.89
726 to 750            183     24,418,560      3.93     6.659      737       133,435      83.23    38.21    74.03
751 to 775            122     18,903,126      3.04     6.644      760       154,944      83.23    35.54    75.30
776 to 800             55      8,385,970      1.35     6.627      787       152,472      83.05    44.24    65.02
801 to 812             13      1,809,942      0.29     6.707      807       139,226      82.99    44.88    84.51
TOTAL:              4,537   $621,910,631    100.00%    6.885%     652      $137,075      82.78%   72.90%   71.05%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 520 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 652.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE    BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
GROSS MARGINS      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC      IO
----------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.501% to 4.000%       4    $    863,962      0.16%    5.000%     642       $215,990     78.93%  100.00%  100.00%
4.001% to 4.500%      91      17,008,914      3.10     5.388      665        186,911     79.92    96.88    79.18
4.501% to 5.000%     412      83,878,800     15.30     5.739      666        203,589     79.37    90.86    85.20
5.001% to 5.500%     629     120,303,711     21.94     6.093      658        191,262     79.57    82.81    83.93
5.501% to 6.000%     743     142,142,882     25.92     6.571      656        191,309     80.34    63.67    83.03
6.001% to 6.500%     554      97,941,833     17.86     6.993      644        176,790     81.60    61.47    78.99
6.501% to 7.000%     298      49,772,975      9.08     7.532      632        167,023     84.88    57.35    72.63
7.001% to 7.500%     157      22,944,371      4.18     7.980      622        146,142     85.69    61.62    67.47
7.501% to 8.000%      81       9,680,737      1.77     8.500      602        119,515     90.76    80.02    51.37
8.001% to 8.500%      27       3,066,728      0.56     8.817      598        113,583     94.03    89.94    66.16
8.501% to 9.000%       7         534,432      0.10     9.560      596         76,347    100.00   100.00    28.25
9.001% to 9.500%       1         148,800      0.03     9.750      603        148,800     99.98   100.00   100.00
TOTAL:             3,004    $548,288,145    100.00%    6.572%     651       $182,519     81.15%   72.54%   80.45%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.824% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      GROUP I COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
 RANGE OF MAXIMUM   MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
  MORTGAGE RATES      LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.000% or less           8   $  1,679,895      0.31%    5.000%      648    $   209,987    79.41%  100.00%   77.86%
11.001% to 11.500%      197     42,021,277      7.66     5.416       668        213,306    79.33    93.43    87.83
11.501% to 12.000%      590    117,485,227     21.43     5.855       664        199,128    79.42    90.05    85.78
12.001% to 12.500%      710    136,788,678     24.95     6.344       659        192,660    79.77    69.15    84.35
12.501% to 13.000%      716    132,344,682     24.14     6.833       649        184,839    80.95    60.28    81.30
13.001% to 13.500%      364     58,975,220     10.76     7.319       632        162,020    83.24    62.48    71.28
13.501% to 14.000%      238     37,976,729      6.93     7.808       625        159,566    85.57    59.34    69.09
14.001% to 14.500%      108     13,073,556      2.38     8.307       614        121,051    89.31    75.68    54.50
14.501% to 15.000%       59      6,666,818      1.22     8.772       591        112,997    93.26    91.56    47.38
15.001% to 15.500%       10        872,080      0.16     9.207       593         87,208    97.73   100.00    48.73
15.501% to 16.000%        4        403,984      0.07     9.833       597        100,996    99.99   100.00    36.83
                      -----   ------------    ------     -----       ---    -----------    -----   ------    -----
TOTAL:                3,004   $548,288,145    100.00%    6.572%      651    $   182,519    81.15%   72.54%   80.45%
                      =====   ============    ======     =====       ===    ===========    =====   ======    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.000% per annum to 15.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.572% per annum.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]  COMPUTATIONAL MATERIALS FOR
                      OWNIT, SERIES 2005-2
                      GROUP I COLLATERAL SUMMARY

NEXT RATE ADJUSTMENT DATE

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                  NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                    OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
NEXT RATE        MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
ADJUSTMENT DATE    LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2006              1   $    249,430      0.05%    5.625%      641    $   249,430   79.99%   100.00%    0.00%
July 2006              2        230,650      0.04     7.933       719        115,325   95.00      0.00   100.00
August 2006           18      3,031,537      0.55     6.830       667        168,419   82.03     50.48    43.24
September 2006        26      4,794,571      0.87     6.790       652        184,407   82.32     70.48    67.31
October 2006         442     81,028,506     14.78     6.699       659        183,322   81.45     65.94    71.25
November 2006         58     10,814,836      1.97     6.725       650        186,463   81.86     67.36    95.72
December 2006        417     85,370,919     15.57     6.517       652        204,726   80.69     63.51    99.79
January 2007         284     52,338,477      9.55     6.186       650        184,290   80.67     83.01    89.81
February 2007      1,075    193,263,207     35.25     6.683       647        179,780   81.23     71.78    74.53
March 2007            92     16,177,480      2.95     7.009       639        175,842   82.91     71.24    69.09
October 2007          65      9,649,152      1.76     6.592       652        148,448   82.69     79.61    68.09
November 2007          7      1,330,085      0.24     6.342       712        190,012   80.99     65.60   100.00
December 2007         64     12,270,239      2.24     6.192       648        191,722   81.25     81.95    98.31
January 2008          50      8,866,653      1.62     6.078       657        177,333   80.90     85.07    90.40
February 2008        196     31,670,436      5.78     6.505       645        161,584   81.32     85.33    70.10
March 2008            18      2,442,651      0.45     6.773       666        135,703   84.40     85.20    89.47
September 2009         2        345,459      0.06     6.282       629        172,730   80.00    100.00   100.00
October 2009          13      2,547,474      0.46     6.380       686        195,960   80.37     73.84    66.71
November 2009          9      1,515,904      0.28     6.711       635        168,434   75.13     92.93   100.00
December 2009         42      8,676,635      1.58     6.219       669        206,587   80.04     82.22   100.00
January 2010          38      6,322,983      1.15     6.141       671        166,394   78.27     80.52    86.50
February 2010         75     13,531,410      2.47     6.469       656        180,419   80.25     82.75    67.72
March 2010            10      1,819,450      0.33     7.030       642        181,945   83.39     91.06    87.74
                   -----   ------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:             3,004   $548,288,145    100.00%    6.572%      651    $   182,519   81.15%    72.54%   80.45%
                   =====   ============    ======     =====       ===    ===========   =====    ======    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance     $260,118,004
Aggregate Original Principal Balance        $260,231,368
Number of Mortgage Loans                             986

                               MINIMUM    MAXIMUM    AVERAGE (1)
                               -------    -------    -----------
Original Principal Balance     $15,000   $885,000     $263,926
Outstanding Principal Balance  $14,984   $885,000     $263,811

                              MINIMUM  MAXIMUM   WEIGHTED AVERAGE (2)
                              -------  -------   --------------------
Original Term (mos)              180      360              347
Stated remaining Term (mos)      173      360              345
Loan Age (mos)                     0        7                2
Current Interest Rate          4.990%  11.990%           6.911%
Initial Interest Rate Cap(4)   3.000%   3.000%           3.000%
Periodic Rate Cap(4)           1.000%   1.000%           1.000%
Gross Margin(4)                4.125%   8.499%           5.623%
Maximum Mortgage Rate(4)      10.990%  14.990%          12.351%
Minimum Mortgage Rate(4)       4.990%   8.990%           6.350%
Months to Roll(4)                 17       59               26
Original Loan-to-Value         51.85%  100.00%           83.60%
Credit Score (3)                 535      810              669

                EARLIEST     LATEST
               ----------  ----------
Maturity Date  08/01/2019  03/01/2035

LIEN POSITION  PERCENT OF MORTGAGE POOL
-------------  ------------------------
1st Lien                 82.45%
2nd Lien                 17.55%

OCCUPANCY    PERCENT OF MORTGAGE POOL
---------    ------------------------
Primary                97.81%
Second Home             0.52%
Investment              1.66%

LOAN TYPE   PERCENT OF MORTGAGE POOL
---------   ------------------------
Fixed Rate            17.96%
ARM                   82.04%

AMORTIZATION TYPE  PERCENT OF MORTGAGE POOL
-----------------  ------------------------
Fully Amortizing             18.69%
Interest Only                74.33%
Balloon                       6.98%

YEAR OF ORIGINATION  PERCENT OF MORTGAGE POOL
-------------------  ------------------------
        2004                    51.93%
        2005                    48.07%

LOAN PURPOSE           PERCENT OF MORTGAGE POOL
------------           ------------------------
Purchase                          71.98%
Refinance - Rate/Term              1.62%
Refinance - Cashout               26.40%

PROPERTY TYPE             PERCENT OF MORTGAGE POOL
-------------             ------------------------
Single Family                        81.03%
Condominium                          10.33%
Planned Unit Development              5.78%
Two- to Four-Family                   2.85%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

MORTGAGE RATES

                     NUMBER     AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                       OF       PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF            MORTGAGE     BALANCE     MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES        LOANS    OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------      --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.500% or less         57     $ 25,470,900      9.79%    5.384%      678    $   446,858   78.67%    92.96%   86.43%
5.501% to 6.000%      140       59,473,031     22.86     5.847       666        424,807   79.25     81.05    89.12
6.001% to 6.500%      147       61,233,493     23.54     6.374       676        416,554   80.68     57.75    90.38
6.501% to 7.000%      100       42,664,886     16.40     6.818       656        426,649   80.31     55.74    93.84
7.001% to 7.500%       35       13,619,828      5.24     7.339       664        389,138   82.71     39.49    89.46
7.501% to 8.000%       42       10,364,330      3.98     7.786       668        246,770   87.05     47.25    65.26
8.001% to 8.500%       54        7,140,122      2.74     8.345       714        132,224   94.78     50.03    31.54
8.501% to 9.000%      131       13,379,612      5.14     8.903       699        102,134   98.19     32.90    13.08
9.001% to 9.500%       78        7,942,906      3.05     9.351       677        101,832   99.11     50.48     0.00
9.501% to 10.000%      69        6,361,405      2.45     9.813       664         92,194   97.55     57.96     0.00
10.001% to 10.500%     29        2,794,642      1.07    10.394       647         96,367   98.76     50.71     0.00
10.501% to 11.000%     75        6,866,169      2.64    10.830       628         91,549   98.87     81.60     0.00
11.001% to 11.500%     21        1,980,719      0.76    11.348       619         94,320   99.47     84.90     0.00
11.501% to 12.000%      8          825,960      0.32    11.752       632        103,245  100.00     90.32     0.00
                      ---     ------------    ------    ------       ---    -----------  ------     -----    -----
TOTAL:                986     $260,118,004    100.00%    6.911%      669    $   263,811   83.60%    63.98%   74.33%
                      ===     ============    ======    ======       ===    ===========  ======     =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 11.990% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.911% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF                  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
REMAINING TERMS (MONTHS)    LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
169 to 180                   193    $ 18,148,056      6.98%    9.518%      684    $    94,031   98.86%    47.91%    0.00%
349 to 360                   793     241,969,949     93.02     6.716       668        305,132   82.45     65.18    79.91
                             ---    ------------    ------     -----       ---    -----------   -----     -----    -----
TOTAL:                       986    $260,118,004    100.00%    6.911%      669    $   263,811   83.60%    63.98%   74.33%
                             ===    ============    ======     =====       ===    ===========   =====     =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 360 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
LOAN PRINCIPAL BALANCES       LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
--------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less                 13    $    539,140      0.21%    9.147%      684    $    41,472   88.53%    42.04%    0.00%
$50,001 to $100,000            294      24,500,684      9.42     9.626       675         83,336   99.04     53.94     0.00
$100,001 to $150,000           169      19,425,753      7.47     9.174       681        114,945   97.33     54.93     5.84
$150,001 to $200,000            28       4,831,877      1.86     7.721       664        172,567   88.48     92.31    37.68
$200,001 to $250,000            14       3,089,608      1.19     7.350       671        220,686   85.75     85.23    50.63
$300,001 to $350,000             6       1,956,352      0.75     6.095       678        326,059   81.56     82.31    83.54
$350,001 to $400,000           164      62,258,842     23.93     6.413       668        379,627   81.04     56.70    91.63
$400,001 to $450,000           135      56,977,790     21.90     6.425       664        422,058   80.17     54.54    93.46
$450,001 to $500,000            77      36,607,745     14.07     6.270       674        475,425   80.75     67.77    89.58
$500,001 to $550,000            37      19,324,041      7.43     6.311       657        522,271   81.21     72.98    91.87
$550,001 to $600,000            25      14,492,429      5.57     6.311       668        579,697   79.24     84.16    87.94
$600,001 to $650,000            13       8,127,595      3.12     6.023       662        625,200   78.12    100.00    69.16
$650,001 to $700,000             6       4,090,050      1.57     6.067       698        681,675   73.98    100.00   100.00
$700,001 to $750,000             3       2,160,700      0.83     6.492       676        720,233   78.28    100.00   100.00
$850,001 to $900,000             2       1,735,400      0.67     6.186       664        867,700   77.45    100.00   100.00
                               ---    ------------    ------     -----       ---    -----------   -----    ------    -----
TOTAL:                         986    $260,118,004    100.00%    6.911%      669    $   263,811   83.60%    63.98%   74.33%
                               ===    ============    ======     =====       ===    ===========   =====    ======    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $14,984 to approximately $885,000 and the average outstanding principal balance of the Mortgage Loans was approximately $263,811.

PRODUCT TYPES

                      NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                     MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES          LOANS   OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------        --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
30 Year Fixed Loans     288    $ 28,578,044    10.99%     9.457%      677    $    99,229   98.18%    62.80%    0.00%
2/28 LIBOR Loans        397     175,932,174    67.64      6.387       667        443,154   80.42     62.84    93.05
3/27 LIBOR Loans         34      14,876,613     5.72      6.086       668        437,547   81.09     68.68    76.58
5/25 LIBOR Loans         74      22,583,117     8.68      6.225       664        305,177   79.28     84.11    80.83
Balloon Loans           193      18,148,056     6.98      9.518       684         94,031   98.86     47.91     0.00
                        ---    ------------   ------      -----       ---    -----------   -----     -----    -----
TOTAL:                  986    $260,118,004   100.00%     6.911%      669    $   263,811   83.60%    63.98%   74.33%
                        ===    ============   ======      =====       ===    ===========   =====     =====    =====

----------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

AMORTIZATION TYPE

                         NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                           OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                        MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE          LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Fully Amortizing          340     $ 48,619,784    18.69%   8.124%      667    $  142,999    90.45%   66.39%     0.00%
Balloon                   193       18,148,056     6.98    9.518       684        94,031    98.86    47.91      0.00
60 Month Interest-Only    453      193,350,165    74.33    6.361       668       426,822    80.45    64.88    100.00
                          ---     ------------   ------    -----       ---    ----------    -----    -----    ------
TOTAL:                    986     $260,118,004   100.00%   6.911%      669    $  263,811    83.60%   63.98%    74.33%
                          ---     ------------   ------    -----       ---    ----------    -----    -----    ------

ADJUSTMENT TYPE

                  NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                 MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
ADJUSTMENT TYPE   LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
ARM                505     $213,391,905   82.04%    6.349%     667       $422,558    80.35%   65.50%   90.61%
Fixed Rate         481       46,726,100   17.96     9.481      680         97,144    98.44    57.02     0.00
                   ---     ------------  ------     -----      ---       --------    -----    -----    -----
TOTAL:             986     $260,118,004  100.00%    6.911%     669       $263,811    83.60%   63.98%   74.33%
                   ---     ------------  ------     -----      ---       --------    -----    -----    -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES


               NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                 OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
GEOGRAPHIC    MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DISTRIBUTION   LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Arizona           9     $  2,274,137     0.87%    6.812%    670     $ 252,682     82.56%   100.00%   79.42%
California      862      228,208,561    87.73     6.909     671       264,743     83.28     60.80    75.25
Colorado         19        3,715,600     1.43     6.748     658       195,558     83.47     94.07    79.68
Florida           2          530,750     0.20     7.484     612       265,375     95.84    100.00    83.23
Georgia           6        1,601,373     0.62     7.189     632       266,895     88.33    100.00    80.33
Idaho             2          229,057     0.09     7.333     647       114,529     87.22    100.00    63.91
Kentucky          1          383,200     0.15     6.250     627       383,200     80.00    100.00   100.00
Michigan          2          521,761     0.20     6.990     684       260,880     83.13      0.00    84.33
Nevada            5        1,610,673     0.62     6.363     648       322,135     84.54     72.94    74.99
Ohio             12        3,432,140     1.32     7.399     645       286,012     91.33     80.48    64.01
Oregon           25        5,689,656     2.19     7.159     641       227,586     86.48     86.36    48.47
Tennessee         1          194,097     0.07     5.375     687       194,097     80.00    100.00     0.00
Utah              4        1,492,347     0.57     6.646     639       373,087     82.91    100.00    90.35
Washington       33        9,569,654     3.68     6.708     664       289,990     85.58     88.75    69.57
Wisconsin         3          665,000     0.26     8.512     658       221,667     85.86     19.55     0.00
                ---     ------------   ------     -----     ---     ---------     -----    ------   ------
TOTAL:          986     $260,118,004   100.00%    6.911%    669     $ 263,811     83.60%    63.98%   74.33%
                ---     ------------   ------     -----     ---     ---------     -----    ------   ------

No more than approximately 2.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                         OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                      MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
RANGE OF ORIGINAL      LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
LOAN-TO-VALUE RATIOS
--------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
50.01% to 55.00%          4     $  1,400,000     0.54%    6.513%     642     $ 350,000     52.83%   91.07%  100.00%
55.01% to 60.00%          2          514,434     0.20     7.489      605       257,217     59.22    27.10    72.90
60.01% to 65.00%          4        1,582,000     0.61     6.347      607       395,500     63.12    71.74   100.00
65.01% to 70.00%         16        7,207,692     2.77     6.277      662       450,481     68.98    50.72    59.19
70.01% to 75.00%         23       12,698,493     4.88     6.192      644       552,108     74.54    79.19    91.16
75.01% to 80.00%        387      159,836,847    61.45     6.262      672       413,015     79.90    60.62    91.84
80.01% to 85.00%         31       11,566,087     4.45     6.796      654       373,100     84.11    87.63    75.60
85.01% to 90.00%         50       12,102,349     4.65     7.254      662       242,047     89.81    80.84    75.73
90.01% to 95.00%         43        9,126,660     3.51     7.556      657       212,248     94.48    90.95    68.30
95.01% to 100.00%       426       44,083,443    16.95     9.405      679       103,482     99.92    56.82     7.29
                        ---     ------------   ------     -----      ---     ---------     -----    -----   ------
TOTAL:                  986     $260,118,004   100.00%    6.911%     669     $ 263,811     83.60%   63.98%   74.33%
                        ---     ------------   ------     -----      ---     ---------     -----    -----   ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 51.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 17.55% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.84%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.74%.

LOAN PURPOSE

                        NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                          OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                       MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
LOAN PURPOSE            LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Purchase                  763    $187,242,127   71.98%    7.022%      679     $ 245,403     84.45%   55.88%   73.61%
Refinance - Cashout       207      68,668,171   26.40     6.615       645       331,730     81.47    84.37    76.89
Refinance - Rate Term      16       4,207,706    1.62     6.800       643       262,982     80.61    91.34    64.66
                          ---    ------------  ------     -----       ---     ---------     -----    -----    -----
TOTAL:                    986    $260,118,004  100.00%    6.911%      669     $ 263,811     83.60%   63.98%   74.33%
                          ---    ------------  ------     -----       ---     ---------     -----    -----    -----

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

PROPERTY TYPE

                           NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                             OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                          MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
PROPERTY TYPE              LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Single Family                789    $210,776,030   81.03%    6.879%     670     $  267,143    83.70%    62.37%   74.95%
Planned Unit Development      99      26,879,975   10.33     6.947      659        271,515    81.51     74.58    76.54
Condominium                   64      15,045,764    5.78     7.159      671        235,090    84.93     69.91    70.78
Two- to Four-Family           34       7,416,236    2.85     7.196      677        218,125    85.53     59.21    55.85
                             ---    ------------  ------     -----      ---     ----------    -----     -----    -----
TOTAL:                       986    $260,118,004  100.00%    6.911%     669     $  263,811    83.60%    63.98%   74.33%
                             ---    ------------  ------     -----      ---     ----------    -----     -----    -----

DOCUMENTATION

                                  NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                                    OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                                 MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
DOCUMENTATION                     LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
-------------------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Full Documentation                  434    $118,641,661   45.61%    6.689%     654     $  273,368    83.69%   100.00%  76.67%
No Income Verification              372      87,126,084   33.49     7.324      698        234,210    83.91      0.00   71.90
Full Documentation - Bank Stmts     158      47,773,479   18.37     6.766      652        302,364    83.18    100.00   72.17
Limited Income Verification          22       6,576,780    2.53     6.495      676        298,945    81.06      0.00   80.01
                                    ---    ------------  ------     -----      ---     ----------    -----    ------   -----
TOTAL:                              986    $260,118,004  100.00%    6.911%     669     $  263,811    83.60%    63.98%  74.33%
                                    ---    ------------  ------     -----      ---     ----------    -----    ------   -----

OCCUPANCY

                  NUMBER    AGGREGATE     PERCENT            WEIGHTED    AVERAGE    WEIGHTED
                    OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
                 MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
OCCUPANCY         LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
---------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
Primary            972     $254,431,787   97.81%    6.899%      669     $ 261,761    83.58%   64.17%    74.05%
Investment          11        4,328,846    1.66     7.515       694       393,531    86.86    49.77     83.11
Second Home          3        1,357,372    0.52     7.198       697       452,457    76.85    72.37    100.00
                   ---     ------------  ------     -----       ---     ---------    -----    -----    ------
TOTAL:             986     $260,118,004  100.00%    6.911%      669     $ 263,811    83.60%   63.98%    74.33%
                   ---     ------------  ------     -----       ---     ---------    -----    -----    ------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

MORTGAGE LOANS AGE SUMMARY


                     NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                       OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
MORTGAGE LOANS AGE  MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
     (MONTHS)        LOANS    OUTSTANDING     POOL     COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
0                      47     $  9,816,850     3.77%   7.935%     671     $  208,869    85.91%   48.52%   58.53%
1                     446      111,110,506    42.72    7.044      667        249,127    84.52    66.32    69.01
2                     104       30,093,988    11.57    6.531      671        289,365    83.17    74.20    78.26
3                     157       46,045,023    17.70    6.670      674        293,280    82.18    59.64    86.31
4                      42        9,912,826     3.81    6.811      673        236,020    83.94    54.83    77.72
5                     162       45,555,549    17.51    6.813      671        281,207    82.56    60.20    78.12
6                      15        3,404,889     1.31    7.331      663        226,993    86.58    73.65    61.74
7                      13        4,178,373     1.61    7.345      651        321,413    80.38    67.01    53.50
                      ---     ------------   ------    -----      ---     ----------    -----    -----    -----
TOTAL:                986     $260,118,004   100.00%   6.911%     669     $  263,811    83.60%   63.98%   74.33%
                      ---     ------------   ------    -----      ---     ----------    -----    -----    -----

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                      NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                        OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
ORIGINAL PREPAYMENT  MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
    PENALTY TERM      LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
------------------   --------  ------------  --------  --------  --------  -----------  --------  -------  -------
None                    74     $ 15,318,807     5.89%   8.039%      666    $  207,011    87.90%    80.33%   58.67%
12 Months               67       21,831,754     8.39    6.745       675       325,847    82.13     70.95    82.79
24 Months              682      170,913,012    65.71    7.000       670       250,606    84.10     57.78    73.53
36 Months              105       38,849,468    14.94    6.369       665       369,995    81.67     76.81    77.24
60 Months               58       13,204,963     5.08    6.326       665       227,672    80.22     75.89    80.30
                       ---     ------------   ------    -----       ---    ----------    -----     -----    -----
TOTAL:                 986     $260,118,004   100.00%   6.911%      669    $  263,811    83.60%    63.98%   74.33%
                       ---     ------------   ------    -----       ---    ----------    -----     -----    -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]          COMPUTATIONAL MATERIALS FOR
                              OWNIT, SERIES 2005-2
                              GROUP II COLLATERAL SUMMARY

CREDIT SCORES

                NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                  OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF       MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
CREDIT SCORES   LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
-------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
526 to 550         4     $  1,357,334     0.52%   7.617%     539      $  339,333   73.29%   100.00%  89.73%
551 to 575        11        3,968,441     1.53    6.880      562         360,767   76.95     95.35   72.17
576 to 600        31        8,428,153     3.24    7.379      587         271,876   82.33     90.44   81.66
601 to 625       129       36,793,771    14.15    6.821      615         285,223   83.56     96.97   78.37
626 to 650       166       47,891,342    18.41    6.952      639         288,502   83.33     84.64   73.50
651 to 675       196       49,888,757    19.18    6.974      661         254,534   83.30     60.74   73.23
676 to 700       168       40,729,458    15.66    6.924      687         242,437   84.00     49.27   72.10
701 to 725       151       38,238,639    14.70    6.843      711         253,236   84.41     39.35   71.77
726 to 750        64       16,205,061     6.23    6.816      737         253,204   84.37     23.43   77.29
751 to 775        43       11,622,546     4.47    6.721      763         270,292   84.03     48.46   76.54
776 to 800        21        4,518,554     1.74    6.757      785         215,169   87.11     57.38   70.98
801 to 825         2          475,948     0.18    6.898      809         237,974   84.00      0.00   80.01
                 ---     ------------   ------    -----      ---      ----------   -----    ------   -----
TOTAL:           986     $260,118,004   100.00%   6.911%     669      $  263,811   83.60%    63.98%  74.33%
                 ---     ------------   ------    -----      ---      ----------   -----    ------   -----

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 535 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 669.

GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                   NUMBER    AGGREGATE    PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                     OF      PRINCIPAL       OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF          MORTGAGE    BALANCE     MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
GROSS MARGINS      LOANS    OUTSTANDING     POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC       IO
----------------  --------  ------------  --------  --------  --------  -----------  --------  -------  -------
4.001% to 4.500%     29     $ 13,108,319     6.14%   5.381%     675      $ 452,011     78.77%   96.53%   81.68%
4.501% to 5.000%     90       39,943,933    18.72    5.699      668        443,821     79.43    81.50    88.61
5.001% to 5.500%    132       57,036,402    26.73    6.095      667        432,094     79.90    75.55    89.59
5.501% to 6.000%    130       53,033,788    24.85    6.522      674        407,952     79.70    52.28    94.85
6.001% to 6.500%     76       31,715,601    14.86    6.912      660        417,311     81.97    52.43    91.19
6.501% to 7.000%     29       10,821,613     5.07    7.487      656        373,159     82.77    30.08    84.97
7.001% to 7.500%     12        4,561,200     2.14    7.834      643        380,100     83.17    45.16   100.00
7.501% to 8.000%      4        1,947,050     0.91    8.358      664        486,763     90.42    52.90   100.00
8.001% to 8.500%      3        1,224,000     0.57    8.784      611        408,000     86.67    63.40   100.00
                    ---     ------------   ------    -----      ---      ---------     -----    -----   ------
TOTAL:              505     $213,391,905   100.00%   6.349%     667      $ 422,558     80.35%   65.50%   90.61%
                    ---     ------------   ------    -----      ---      ---------     -----    -----   ------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.125% per annum to 8.499% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.623% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2
                     GROUP II COLLATERAL SUMMARY

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER      AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
RANGE OF MAXIMUM     MORTGAGE      BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
 MORTGAGE RATES       LOANS      OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
-----------------    --------  -------------   ----------   --------    --------   -----------    --------   -------    -------
11.000% or less             2  $     614,447         0.29%     4.997%        681   $   307,224       80.00%   100.00%     66.10%
11.001% to 11.500%         54     24,662,356        11.56      5.394         677       456,710       78.63     92.73      87.62
11.501% to 12.000%        139     59,100,061        27.70      5.847         666       425,180       79.22     80.93      89.05
12.001% to 12.500%        147     61,233,493        28.70      6.374         676       416,554       80.68     57.75      90.38
12.501% to 13.000%         98     41,800,374        19.59      6.805         655       426,534       80.36     55.87      95.63
13.001% to 13.500%         36     14,055,728         6.59      7.328         664       390,437       82.63     38.26      89.78
13.501% to 14.000%         20      7,923,195         3.71      7.746         651       396,160       84.06     32.36      85.37
14.001% to 14.500%          5      2,252,250         1.06      8.220         693       450,450       84.33     22.38     100.00
14.501% to 15.000%          4      1,750,000         0.82      8.812         609       437,500       90.67     74.40     100.00
                     --------  -------------   ----------   --------    --------   -----------    --------   -------    -------
TOTAL:                    505  $ 213,391,905       100.00%     6.349%        667   $   422,558       80.35%    65.50%     90.61%
                     --------  -------------   ----------   --------    --------   -----------    --------   -------    -------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 14.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.351% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                       NUMBER     AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                         OF       PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE    PERCENT
NEXT RATE             MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
ADJUSTMENT DATE         LOANS    OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV        DOC        IO
                      --------  -------------   ----------   --------    --------   -----------    --------   -------    -------
August 2006                  5  $   2,652,233         1.24%     7.088%        655   $   530,447       79.85%    62.12%     77.52%
September 2006               4      1,708,000         0.80      6.511         659       427,000       80.00     74.24     100.00
October 2006                63     27,472,504        12.87      6.575         672       436,071       80.75     55.83      88.17
November 2006               14      6,235,124         2.92      6.402         664       445,366       81.46     53.89     100.00
December 2006               81     35,978,572        16.86      6.397         669       444,180       80.00     59.54      98.88
January 2007                42     19,347,017         9.07      5.957         672       460,643       79.55     75.92     100.00
February 2007              173     75,764,924        35.51      6.347         663       437,948       80.70     65.95      90.83
March 2007                  15      6,773,800         3.17      6.911         678       451,587       80.19     42.43      84.82
August 2007                  1        611,727         0.29      5.990         645       611,727       70.00    100.00       0.00
September 2007               1        394,250         0.18      6.990         619       394,250       95.00    100.00     100.00
October 2007                 5      2,051,187         0.96      6.830         700       410,237       87.81     39.32      79.94
November 2007                3      1,133,597         0.53      5.769         627       377,866       71.80     64.18     100.00
December 2007                5      1,930,272         0.90      6.269         686       386,054       80.99     38.79     100.00
January 2008                 6      2,637,868         1.24      5.977         662       439,645       84.83     83.87      82.49
February 2008               13      6,117,713         2.87      5.837         668       470,593       79.19     77.09      67.32
August 2009                  2        363,793         0.17      7.248         624       181,896       77.40     49.30      49.30
October 2009                50     11,702,881         5.48      6.305         662       234,058       80.09     77.47      83.11
November 2009                2        439,532         0.21      5.706         712       219,766       80.00    100.00      76.43
December 2009                5      2,234,200         1.05      5.755         661       446,840       76.68     83.76     100.00
January 2010                 6      3,054,827         1.43      5.733         652       509,138       77.98    100.00      66.42
February 2010                9      4,787,885         2.24      6.534         676       531,987       79.40     91.54      78.30
                      --------  -------------   ----------   --------    --------   -----------    --------   -------    -------
TOTAL:                     505  $ 213,391,905       100.00%     6.349%        667   $   422,558       80.35%    65.50%     90.61%
                      --------  -------------   ----------   --------    --------   -----------    --------   -------    -------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                             ASSUMED MORTGAGE POOLS

                    INITIAL GROUP I FIXED RATE MORTGAGE LOANS

                                                                                                                          ORIGINAL
                                                             ORIGINAL      REMAINING       ORIGINAL       REMAINING       MONTHS TO
                             NET     ORIGINAL  REMAINING   AMORTIZATION   AMORTIZATION  INTEREST-ONLY   INTEREST-ONLY    PREPAYMENT
  CURRENT       MORTGAGE   MORTGAGE    TERM      TERM          TERM           TERM           TERM            TERM          PENALTY
BALANCE($)       RATE(%)   RATE(%)   (MONTHS)  (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)        (MONTHS)      EXPIRATION
-------------   --------   --------  --------  ---------   ------------   ------------  -------------   -------------    ----------
   198,788.18      7.500     6.980      180       178          180            178             0               0               0
   710,854.15      7.732     7.212      180       177          180            177             0               0              36
    73,449.93      6.500     5.980      240       239          240            239             0               0               0
 1,467,586.79      7.847     7.327      360       358          360            358             0               0               0
 1,020,017.81      7.608     7.088      360       357          360            357             0               0              24
13,274,796.17      7.260     6.740      360       358          360            358             0               0              36
    75,000.00      6.750     6.230      360       359          240            240           120             119              24
   687,800.00      7.220     6.700      360       359          240            240           120             119              36
 5,450,298.39     10.111     9.591      180       178          360            358             0               0               0
   417,091.08     10.220     9.700      180       178          360            358             0               0              12
13,788,191.26      9.565     9.045      180       178          360            358             0               0              24
   371,402.55     10.334     9.814      180       177          360            357             0               0              36
   112,615.21      9.563     9.043      180       179          180            179             0               0              24
    25,951.92     11.500    10.980      240       239          240            239             0               0               0
    96,552.21      9.187     8.667      240       237          240            237             0               0              24
14,821,521.45     10.099     9.579      360       358          360            358             0               0               0
   843,713.28      9.770     9.250      360       358          360            358             0               0              12
18,628,151.81      9.666     9.146      360       358          360            358             0               0              24
 1,558,703.87      9.596     9.076      360       358          360            358             0               0              36

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                 INITIAL GROUP I ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL    REMAINING
                                                            ORIGINAL     REMAINING   INTEREST    INTEREST                INITIAL
                              NET     ORIGINAL  REMAINING  AMORTIZATION AMORTIZATION   ONLY        ONLY                    RATE
   CURRENT      MORTGAGE   MORTGAGE     TERM      TERM        TERM         TERM        TERM        TERM        GROSS      CHANGE
  BALANCE($)     RATE(%)    RATE(%)   (MONTHS)  (MONTHS)    (MONTHS)     (MONTHS)    (MONTHS)    (MONTHS)    MARGIN(%)    CAP(%)
--------------  --------   --------   --------  ---------  ------------ ------------ --------    ---------   --------    -------
 11,712,344.77    7.334      6.814       360       358         360          358          0           0         6.454      3.000
  4,245,595.90    6.735      6.215       360       358         360          358          0           0         5.885      3.000
 63,783,655.27    6.846      6.326       360       358         360          358          0           0         6.038      3.000
  7,295,837.05    7.175      6.655       360       358         360          358          0           0         6.333      3.000
    466,565.00    6.386      5.866       360       359         360          359          0           0         5.386      3.000
    311,947.48    6.692      6.172       360       357         360          357          0           0         5.938      3.000
  1,055,350.37    6.472      5.952       360       358         360          358          0           0         5.587      3.000
 12,030,896.90    6.615      6.095       360       358         360          358          0           0         5.764      3.000
    114,286.09    5.999      5.479       360       359         360          359          0           0         4.999      3.000
  6,178,873.70    6.418      5.898       360       358         360          358          0           0         5.568      3.000
 27,926,755.97    6.972      6.452       360       358         300          300         60          58         6.194      3.000
 20,102,481.25    6.544      6.024       360       358         300          300         60          58         5.804      3.000
296,612,408.39    6.488      5.968       360       358         300          300         60          58         5.772      3.000
 15,620,535.19    6.585      6.065       360       358         300          300         60          58         5.828      3.000
  2,391,407.65    6.959      6.439       360       358         300          300         60          58         6.198      3.000
    493,200.00    7.023      6.503       360       356         300          300         60          56         6.402      3.000
  3,149,845.99    6.090      5.570       360       358         300          300         60          58         5.330      3.000
 46,330,003.29    6.339      5.819       360       358         300          300         60          58         5.575      3.000
    967,358.56    6.422      5.902       360       357         300          300         60          57         5.744      3.000
    872,249.86    6.781      6.261       360       357         300          300         60          57         6.181      3.000
 26,626,546.67    6.356      5.836       360       358         300          300         60          58         5.651      3.000

                                                               NUMBER OF
                                                                MONTHS                  ORIGINAL
                                                     RATE     UNTIL NEXT                MONTHS TO
                                                    CHANGE       RATE                  PREPAYMENT
   CURRENT        PERIODIC   MAXIMUM     MINIMUM   FREQUENCY  ADJUSTMENT                 PENALTY
  BALANCE($)       CAP(%)    RATE(%)     RATE(%)   (MONTHS)      DATE        INDEX     EXPIRATION
--------------    --------   -------     -------   ---------  ----------    --------   ----------
 11,712,344.77      1.000     13.334      7.334        6          22        6M LIBOR        0
  4,245,595.90      1.000     12.735      6.735        6          22        6M LIBOR       12
 63,783,655.27      1.000     12.844      6.844        6          22        6M LIBOR       24
  7,295,837.05      1.000     13.175      7.175        6          22        6M LIBOR       36
    466,565.00      1.000     12.386      6.386        6          35        6M LIBOR        0
    311,947.48      1.000     12.692      6.692        6          33        6M LIBOR       12
  1,055,350.37      1.000     12.472      6.472        6          34        6M LIBOR       24
 12,030,896.90      1.000     12.615      6.615        6          34        6M LIBOR       36
    114,286.09      1.000     11.999      5.999        6          59        6M LIBOR        0
  6,178,873.70      1.000     12.418      6.418        6          58        6M LIBOR       36
 27,926,755.97      1.000     12.972      6.972        6          22        6M LIBOR        0
 20,102,481.25      1.000     12.544      6.544        6          22        6M LIBOR       12
296,612,408.39      1.000     12.488      6.488        6          22        6M LIBOR       24
 15,620,535.19      1.000     12.585      6.585        6          22        6M LIBOR       36
  2,391,407.65      1.000     12.959      6.959        6          34        6M LIBOR        0
    493,200.00      1.000     13.023      7.023        6          32        6M LIBOR       12
  3,149,845.99      1.000     12.096      6.096        6          34        6M LIBOR       24
 46,330,003.29      1.000     12.339      6.339        6          34        6M LIBOR       36
    967,358.56      1.000     12.422      6.422        6          57        6M LIBOR        0
    872,249.86      1.000     12.781      6.781        6          57        6M LIBOR       24
 26,626,546.67      1.000     12.356      6.356        6          58        6M LIBOR       36

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                  SUBSEQUENT GROUP I FIXED RATE MORTGAGE LOANS*

                                                                                                                          ORIGINAL
                                                                ORIGINAL     REMAINING       ORIGINAL       REMAINING     MONTHS TO
                             NET       ORIGINAL    REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY   INTEREST-ONLY  PREPAYMENT
   CURRENT      MORTGAGE   MORTGAGE      TERM        TERM         TERM          TERM           TERM            TERM        PENALTY
 BALANCE ($)     RATE(%)   RATE(%)     (MONTHS)    (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)        (MONTHS)    EXPIRATION
-------------   --------   --------    --------    ---------  ------------  ------------  -------------   -------------  ----------
    66,262.73     7.500     6.980        180          180         180           180             0               0             0
   236,951.38     7.732     7.212        180          180         180           180             0               0            36
    24,483.31     6.500     5.980        240          240         240           240             0               0             0
   489,195.60     7.847     7.327        360          360         360           360             0               0             0
   340,005.94     7.608     7.088        360          360         360           360             0               0            24
 4,424,932.06     7.260     6.740        360          360         360           360             0               0            36
    25,000.00     6.750     6.230        360          360         240           240           120             120            24
   229,266.67     7.220     6.700        360          360         240           240           120             120            36
 1,816,766.13    10.111     9.591        180          180         360           360             0               0             0
   139,030.36    10.220     9.700        180          180         360           360             0               0            12
 4,596,063.75     9.565     9.045        180          180         360           360             0               0            24
   123,800.85    10.334     9.814        180          180         360           360             0               0            36
    37,538.40     9.563     9.043        180          180         180           180             0               0            24
     8,650.64    11.500    10.980        240          240         240           240             0               0             0
    32,184.07     9.187     8.667        240          240         240           240             0               0            24
 4,940,507.15    10.099     9.579        360          360         360           360             0               0             0
   281,237.76     9.770     9.250        360          360         360           360             0               0            12
 6,209,383.94     9.666     9.146        360          360         360           360             0               0            24
   519,567.96     9.596     9.076        360          360         360           360             0               0            36

*No prefunding period is assumed on the Subsequent Mortgage Loans

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

               SUBSEQUENT GROUP I ADJUSTABLE RATE MORTGAGE LOANS*

                                                                                    ORIGINAL  REMAINING
                                                            ORIGINAL    REMAINING   INTEREST  INTEREST              INITIAL
                            NET     ORIGINAL  REMAINING   AMORTIZATION AMORTIZATION   ONLY      ONLY                 RATE
  CURRENT      MORTGAGE   MORTGAGE    TERM       TERM         TERM        TERM        TERM      TERM       GROSS    CHANGE
 BALANCE($)     RATE(%)   RATE(%)   (MONTHS)   (MONTHS)     (MONTHS)    (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)  CAP(%)
-------------  --------   --------  --------  ---------   ------------ ------------ --------- ---------  --------   -------
 3,904,114.92    7.334     6.814      360        360          360          360          0         0        6.454     3.000
 1,415,198.63    6.735     6.215      360        360          360          360          0         0        5.885     3.000
21,261,218.42    6.846     6.326      360        360          360          360          0         0        6.038     3.000
 2,431,945.68    7.175     6.655      360        360          360          360          0         0        6.333     3.000
   155,521.67    6.386     5.866      360        360          360          360          0         0        5.386     3.000
   103,982.49    6.692     6.172      360        360          360          360          0         0        5.938     3.000
   351,783.46    6.472     5.952      360        360          360          360          0         0        5.587     3.000
 4,010,298.97    6.615     6.095      360        360          360          360          0         0        5.764     3.000
    38,095.36    5.999     5.479      360        360          360          360          0         0        4.999     3.000
 2,059,624.57    6.418     5.898      360        360          360          360          0         0        5.568     3.000
 9,308,918.66    6.972     6.452      360        360          300          300         60        60        6.194     3.000
 6,700,827.08    6.544     6.024      360        360          300          300         60        60        5.804     3.000
98,870,802.80    6.488     5.968      360        360          300          300         60        60        5.772     3.000
 5,206,845.06    6.585     6.065      360        360          300          300         60        60        5.828     3.000
   797,135.88    6.959     6.439      360        360          300          300         60        60        6.198     3.000
   164,400.00    7.023     6.503      360        360          300          300         60        60        6.402     3.000
 1,049,948.66    6.090     5.570      360        360          300          300         60        60        5.330     3.000
15,443,334.43    6.339     5.819      360        360          300          300         60        60        5.575     3.000
   322,452.85    6.422     5.902      360        360          300          300         60        60        5.744     3.000
   290,749.95    6.781     6.261      360        360          300          300         60        60        6.181     3.000
 8,875,515.56    6.356     5.836      360        360          300          300         60        60        5.651     3.000

                                                            NUMBER OF
                                                             MONTHS                  ORIGINAL
                                                  RATE     UNTIL NEXT                MONTHS TO
                                                 CHANGE       RATE                  PREPAYMENT
  CURRENT        PERIODIC   MAXIMUM   MINIMUM   FREQUENCY  ADJUSTMENT                 PENALTY
 BALANCE($)       CAP(%)    RATE(%)   RATE(%)   (MONTHS)      DATE        INDEX     EXPIRATION
-------------    --------   -------   -------   ---------  ----------   --------    ----------
 3,904,114.92     1.000      13.334     7.334       6          24       6M LIBOR         0
 1,415,198.63     1.000      12.735     6.735       6          24       6M LIBOR        12
21,261,218.42     1.000      12.844     6.844       6          24       6M LIBOR        24
 2,431,945.68     1.000      13.175     7.175       6          24       6M LIBOR        36
   155,521.67     1.000      12.386     6.386       6          36       6M LIBOR         0
   103,982.49     1.000      12.692     6.692       6          36       6M LIBOR        12
   351,783.46     1.000      12.472     6.472       6          36       6M LIBOR        24
 4,010,298.97     1.000      12.615     6.615       6          36       6M LIBOR        36
    38,095.36     1.000      11.999     5.999       6          60       6M LIBOR         0
 2,059,624.57     1.000      12.418     6.418       6          60       6M LIBOR        36
 9,308,918.66     1.000      12.972     6.972       6          24       6M LIBOR         0
 6,700,827.08     1.000      12.544     6.544       6          24       6M LIBOR        12
98,870,802.80     1.000      12.488     6.488       6          24       6M LIBOR        24
 5,206,845.06     1.000      12.585     6.585       6          24       6M LIBOR        36
   797,135.88     1.000      12.959     6.959       6          36       6M LIBOR         0
   164,400.00     1.000      13.023     7.023       6          36       6M LIBOR        12
 1,049,948.66     1.000      12.096     6.096       6          36       6M LIBOR        24
15,443,334.43     1.000      12.339     6.339       6          36       6M LIBOR        36
   322,452.85     1.000      12.422     6.422       6          60       6M LIBOR         0
   290,749.95     1.000      12.781     6.781       6          60       6M LIBOR        24
 8,875,515.56     1.000      12.356     6.356       6          60       6M LIBOR        36

*No prefunding period is assumed on the Subsequent Mortgage Loans

----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                   INITIAL GROUP II FIXED RATE MORTGAGE LOANS

                                                                                                                   ORIGINAL
                                                          ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM          TERM           TERM        PENALTY
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)       (MONTHS)     EXPIRATION
 -----------   --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
   801,581.41    6.940     6.420     360        356         360           356             0              0            36
   280,855.32    6.495     5.975     360        355         360           355             0              0            60
 1,534,637.19   10.471     9.951     180        178         360           358             0              0             0
   764,505.95    9.837     9.317     180        178         360           358             0              0            12
15,002,014.15    9.401     8.881     180        178         360           358             0              0            24
   846,898.44    9.573     9.053     180        178         360           358             0              0            36
 4,002,216.55   10.107     9.587     360        358         360           358             0              0             0
 2,009,388.01    9.376     8.856     360        358         360           358             0              0            12
19,783,522.51    9.496     8.976     360        358         360           358             0              0            24
 1,645,377.83    9.184     8.664     360        358         360           358             0              0            36
    55,102.45   11.125    10.605     360        355         360           355             0              0            60

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                 INITIAL GROUP II ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL     REMAINING    INTEREST  INTEREST
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY
    CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM         TERM         TERM      TERM
  BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)
 -------------  --------  --------  --------  ---------  ------------    ----------  --------  ---------
    794,053.72    7.793     7.273      360       360          360           360          0          0
    983,337.10    6.881     6.361      360       358          360           358          0          0
 10,450,483.57    6.193     5.673      360       357          360           357          0          0
  3,483,974.34    6.070     5.550      360       357          360           357          0          0
  2,064,761.77    5.781     5.261      360       359          360           359          0          0
  2,265,129.10    6.172     5.652      360       355          360           355          0          0
  8,987,900.00    6.725     6.205      360       357          300           300         60         57
 17,090,523.01    6.335     5.815      360       358          300           300         60         58
124,847,991.44    6.389     5.869      360       358          300           300         60         58
 12,777,885.40    6.226     5.706      360       358          300           300         60         58
    399,000.00    6.625     6.105      360       355          300           300         60         55
    452,000.00    6.240     5.720      360       359          300           300         60         59
 10,541,638.89    6.065     5.545      360       357          300           300         60         57
    585,000.00    5.500     4.980      360       358          300           300         60         58
    377,000.00    5.990     5.470      360       357          300           300         60         57
  6,687,350.00    6.291     5.771      360       358          300           300         60         58
 10,603,876.24    6.330     5.810      360       355          300           300         60         55

                                                                           NUMBER OF
                                                                             MONTHS               ORIGINAL
                           INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                            RATE                                 CHANGE       RATE               PREPAYMENT
    CURRENT       GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT              PENALTY
  BALANCE ($)   MARGIN(%)   CAP(%)    CAP(%)  RATE(%)  RATE(%)   (MONTHS)     DATE      INDEX    EXPIRATION
--------------  ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
    794,053.72    6.798     3.000     1.000    13.793   7.793       6          24      6M LIBOR       0
    983,337.10    6.076     3.000     1.000    12.881   6.881       6          22      6M LIBOR      12
 10,450,483.57    5.410     3.000     1.000    12.193   6.193       6          21      6M LIBOR      24
  3,483,974.34    5.273     3.000     1.000    12.070   6.070       6          33      6M LIBOR      36
  2,064,761.77    4.912     3.000     1.000    11.781   5.781       6          59      6M LIBOR      36
  2,265,129.10    5.634     3.000     1.000    12.172   6.172       6          55      6M LIBOR      60
  8,987,900.00    6.000     3.000     1.000    12.725   6.725       6          21      6M LIBOR       0
 17,090,523.01    5.659     3.000     1.000    12.335   6.335       6          22      6M LIBOR      12
124,847,991.44    5.658     3.000     1.000    12.394   6.391       6          22      6M LIBOR      24
 12,777,885.40    5.347     3.000     1.000    12.226   6.226       6          22      6M LIBOR      36
    399,000.00    6.125     3.000     1.000    12.625   6.625       6          31      6M LIBOR      12
    452,000.00    5.240     3.000     1.000    12.240   6.240       6          35      6M LIBOR      24
 10,541,638.89    5.373     3.000     1.000    12.065   6.065       6          33      6M LIBOR      36
    585,000.00    5.000     3.000     1.000    11.500   5.500       6          58      6M LIBOR      12
    377,000.00    5.490     3.000     1.000    11.990   5.990       6          57      6M LIBOR      24
  6,687,350.00    5.510     3.000     1.000    12.291   6.291       6          58      6M LIBOR      36
 10,603,876.24    5.846     3.000     1.000    12.330   6.330       6          55      6M LIBOR      60

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

                 SUBSEQUENT GROUP II FIXED RATE MORTGAGE LOANS*

                                                                                                                   ORIGINAL
                                                         ORIGINAL     REMAINING      ORIGINAL       REMAINING     MONTHS TO
                          NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY   INTEREST-ONLY  PREPAYMENT
   CURRENT    MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM          TERM            TERM         PENALTY
 BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)      (MONTHS)        (MONTHS)     EXPIRATION
 -----------  --------  --------  --------  ---------  ------------  ------------  -------------  --------------  ----------
  267,193.80    6.940     6.420      360       360          360          360             0              0             36
   93,618.44    6.495     5.975      360       360          360          360             0              0             60
  511,545.73   10.471     9.951      180       180          360          360             0              0              0
  254,835.32    9.837     9.317      180       180          360          360             0              0             12
5,000,671.38    9.401     8.881      180       180          360          360             0              0             24
  282,299.48    9.573     9.053      180       180          360          360             0              0             36
1,334,072.18   10.107     9.587      360       360          360          360             0              0              0
  669,796.00    9.376     8.856      360       360          360          360             0              0             12
6,594,507.50    9.496     8.976      360       360          360          360             0              0             24
  548,459.28    9.184     8.664      360       360          360          360             0              0             36
   18,367.48   11.125    10.605      360       360          360          360             0              0             60

*No prefunding period is assumed on the Subsequent Mortgage Loans

----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

               SUBSEQUENT GROUP II ADJUSTABLE RATE MORTGAGE LOANS*


                                                                                    ORIGINAL  REMAINING
                                                         ORIGINAL      REMAINING    INTEREST  INTEREST
                           NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM        TERM           TERM        TERM      TERM
 BALANCE ($)    RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)
-------------  --------  --------  --------  ---------  ------------  ------------  --------  ---------
   264,684.57    7.793     7.273      360       360          360           360          0          0
   327,779.03    6.881     6.361      360       360          360           360          0          0
 3,483,494.52    6.193     5.673      360       360          360           360          0          0
 1,161,324.78    6.070     5.550      360       360          360           360          0          0
   688,253.92    5.781     5.261      360       360          360           360          0          0
   755,043.03    6.172     5.652      360       360          360           360          0          0
 2,995,966.67    6.725     6.205      360       360          300           300         60         60
 5,696,841.00    6.335     5.815      360       360          300           300         60         60
41,615,997.15    6.389     5.869      360       360          300           300         60         60
 4,259,295.13    6.226     5.706      360       360          300           300         60         60
   133,000.00    6.625     6.105      360       360          300           300         60         60
   150,666.67    6.240     5.720      360       360          300           300         60         60
 3,513,879.63    6.065     5.545      360       360          300           300         60         60
   195,000.00    5.500     4.980      360       360          300           300         60         60
   125,666.67    5.990     5.470      360       360          300           300         60         60
 2,229,116.67    6.291     5.771      360       360          300           300         60         60
 3,534,625.41    6.330     5.810      360       360          300           300         60         60

                                                                          NUMBER OF
                                                                            MONTHS               ORIGINAL
                          INITIAL                                RATE     UNTIL NEXT             MONTHS TO
                           RATE                                 CHANGE       RATE               PREPAYMENT
   CURRENT       GROSS    CHANGE   PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT             PENALTY
 BALANCE ($)   MARGIN(%)   CAP(%)   CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE      INDEX    EXPIRATION
-------------  ---------  -------  --------  -------  -------  ---------  ----------  --------  ----------
   264,684.57    6.798     3.000     1.000    13.793   7.793       6          24      6M LIBOR       0
   327,779.03    6.076     3.000     1.000    12.881   6.881       6          24      6M LIBOR      12
 3,483,494.52    5.410     3.000     1.000    12.193   6.193       6          24      6M LIBOR      24
 1,161,324.78    5.273     3.000     1.000    12.070   6.070       6          36      6M LIBOR      36
   688,253.92    4.912     3.000     1.000    11.781   5.781       6          60      6M LIBOR      36
   755,043.03    5.634     3.000     1.000    12.172   6.172       6          60      6M LIBOR      60
 2,995,966.67    6.000     3.000     1.000    12.725   6.725       6          24      6M LIBOR       0
 5,696,841.00    5.659     3.000     1.000    12.335   6.335       6          24      6M LIBOR      12
41,615,997.15    5.658     3.000     1.000    12.394   6.391       6          24      6M LIBOR      24
 4,259,295.13    5.347     3.000     1.000    12.226   6.226       6          24      6M LIBOR      36
   133,000.00    6.125     3.000     1.000    12.625   6.625       6          36      6M LIBOR      12
   150,666.67    5.240     3.000     1.000    12.240   6.240       6          36      6M LIBOR      24
 3,513,879.63    5.373     3.000     1.000    12.065   6.065       6          36      6M LIBOR      36
   195,000.00    5.000     3.000     1.000    11.500   5.500       6          60      6M LIBOR      12
   125,666.67    5.490     3.000     1.000    11.990   5.990       6          60      6M LIBOR      24
 2,229,116.67    5.510     3.000     1.000    12.291   6.291       6          60      6M LIBOR      36
 3,534,625.41    5.846     3.000     1.000    12.330   6.330       6          60      6M LIBOR      60

----------------
*No prefunding period is assumed on the Subsequent Mortgage Loans

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]   COMPUTATIONAL MATERIALS FOR
                       OWNIT, SERIES 2005-2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-1 CERTIFICATES

          BEGINNING     ENDING      NOTIONAL         1ML STRIKE          1ML STRIKE
PERIOD     ACCRUAL      ACCRUAL    BALANCE ($)    LOWER COLLAR (%)    UPPER COLLAR (%)
------    ---------    --------    -----------    ----------------    ----------------
   1       3/25/05      4/25/05    650,103,000         5.921               9.290
   2       4/25/05      5/25/05    645,845,615         6.155               9.290
   3       5/25/05      6/25/05    639,781,334         5.950               9.290
   4       6/25/05      7/25/05    631,911,708         6.156               9.290
   5       7/25/05      8/25/05    622,231,657         5.951               9.290
   6       8/25/05      9/25/05    610,760,970         5.952               9.290
   7       9/25/05     10/25/05    597,517,519         6.158               9.290
   8      10/25/05     11/25/05    582,545,111         5.954               9.290
   9      11/25/05     12/25/05    565,889,742         6.160               9.290
  10      12/25/05      1/25/06    547,752,892         5.957               9.290
  11       1/25/06      2/25/06    528,202,594         5.959               9.290
  12       2/25/06      3/25/06    508,735,018         6.623               9.290
  13       3/25/06      4/25/06    489,355,355         5.965               9.290
  14       4/25/06      5/25/06    470,528,778         6.174               9.290
  15       5/25/06      6/25/06    452,239,353         5.971               9.290
  16       6/25/06      7/25/06    434,471,607         6.180               9.290
  17       7/25/06      8/25/06    417,210,517         5.977               9.290
  18       8/25/06      9/25/06    400,441,496         5.980               9.290
  19       9/25/06     10/25/06    384,150,379         6.189               9.290
  20      10/25/06     11/25/06    368,315,028         5.986               9.290
  21      11/25/06     12/25/06    352,895,026         6.196               9.290
  22      12/25/06      1/25/07    328,821,014         5.999               9.290
  23       1/25/07      2/25/07    305,946,417         7.491               9.290
  24       2/25/07      3/25/07    281,204,276         8.321               9.290
  25       3/25/07      4/25/07    257,809,657         8.045               9.290
  26       4/25/07      5/25/07    235,709,944         8.321               9.290
  27       5/25/07      6/25/07    220,098,002         7.957               9.290
  28       6/25/07      7/25/07    205,134,944         8.322               9.290
  29       7/25/07      8/25/07    192,550,499         8.534               9.290
  30       8/25/07      9/25/07    180,394,915         8.533               9.290
  31       9/25/07     10/25/07    168,649,767         9.002               9.290
  32      10/25/07     11/25/07    157,302,088         8.704               9.290
  33      11/25/07     12/25/07    146,336,988         9.001               9.290
  34      12/25/07      1/25/08    135,741,304         8.703               9.290
  35       1/25/08      2/25/08    125,502,374         9.277               9.290

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

            ONE MONTH LIBOR CAP TABLE FOR THE CLASS A-2 CERTIFICATES

              BEGINNING            ENDING           NOTIONAL              1ML STRIKE          1ML STRIKE
PERIOD         ACCRUAL             ACCRUAL         BALANCE ($)         LOWER COLLAR (%)    UPPER COLLAR (%)
------        --------             -------         -----------         ----------------    ----------------
   1           3/25/05             4/25/05         271,910,000               5.985               9.300

   2           4/25/05             5/25/05         269,997,744               6.192               9.300

   3           5/25/05             6/25/05         267,339,485               5.986               9.300

   4           6/25/05             7/25/05         263,935,978               6.193               9.300

   5           7/25/05             8/25/05         259,787,196               5.988               9.300

   6           8/25/05             9/25/05         254,901,188               5.990               9.300

   7           9/25/05            10/25/05         249,288,017               6.198               9.300

   8          10/25/05            11/25/05         242,967,022               5.993               9.300

   9          11/25/05            12/25/05         235,991,444               6.202               9.300

  10          12/25/05             1/25/06         228,472,563               5.999               9.300

  11           1/25/06             2/25/06         220,518,791               6.003               9.300

  12           2/25/06             3/25/06         212,594,542               6.673               9.300

  13           3/25/06             4/25/06         204,707,829               6.013               9.300

  14           4/25/06             5/25/06         197,041,848               6.225               9.300

  15           5/25/06             6/25/06         189,590,327               6.023               9.300

  16           6/25/06             7/25/06         182,347,171               6.235               9.300

  17           7/25/06             8/25/06         175,306,465               6.033               9.300

  18           8/25/06             9/25/06         168,462,459               6.038               9.300

  19           9/25/06            10/25/06         161,582,352               6.252               9.300

  20          10/25/06            11/25/06         154,907,428               6.050               9.300

  21          11/25/06            12/25/06         147,865,677               6.266               9.300

  22          12/25/06             1/25/07         138,335,645               6.219               9.300

  23           1/25/07             2/25/07         129,231,872               7.463               9.300

  24           2/25/07             3/25/07         119,509,110               8.292               9.300

  25           3/25/07             4/25/07         110,297,036               7.992               9.300

  26           4/25/07             5/25/07         101,897,541               8.266               9.300

  27           5/25/07             6/25/07          95,513,430               7.947               9.300

  28           6/25/07             7/25/07          89,411,102               8.321               9.300

  29           7/25/07             8/25/07          84,249,259               8.445               9.300

  30           8/25/07             9/25/07          79,257,312               8.445               9.300

  31           9/25/07            10/25/07          74,429,458               8.899               9.300

  32          10/25/07            11/25/07          69,760,343               8.608               9.300

  33          11/25/07            12/25/07          65,244,372               8.901               9.300

  34          12/25/07             1/25/08          60,876,363               8.755               9.300

  35           1/25/08             2/25/08          56,652,202               9.069               9.300

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

           ONE MONTH LIBOR CAP TABLE FOR THE SUBORDINATE CERTIFICATES

           BEGINNING              ENDING            NOTIONAL           1ML STRIKE          1ML STRIKE
PERIOD      ACCRUAL              ACCRUAL           BALANCE ($)      LOWER COLLAR (%)    UPPER COLLAR (%)
------     ---------             -------           -----------      ----------------    ----------------
 1          3/25/05              4/25/05           228,734,000            5.237               8.590

 2          4/25/05              5/25/05           228,734,000            5.463               8.590

 3          5/25/05              6/25/05           228,734,000            5.258               8.590

 4          6/25/05              7/25/05           228,734,000            5.464               8.590

 5          7/25/05              8/25/05           228,734,000            5.259               8.590

 6          8/25/05              9/25/05           228,734,000            5.260               8.590

 7          9/25/05             10/25/05           228,734,000            5.467               8.590

 8         10/25/05             11/25/05           228,734,000            5.262               8.590

 9         11/25/05             12/25/05           228,734,000            5.470               8.590

10         12/25/05              1/25/06           228,734,000            5.266               8.590

11          1/25/06              2/25/06           228,734,000            5.269               8.590

12          2/25/06              3/25/06           228,734,000            5.935               8.590

13          3/25/06              4/25/06           228,734,000            5.276               8.590

14          4/25/06              5/25/06           228,734,000            5.486               8.590

15          5/25/06              6/25/06           228,734,000            5.283               8.590

16          6/25/06              7/25/06           228,734,000            5.493               8.590

17          7/25/06              8/25/06           228,734,000            5.290               8.590

18          8/25/06              9/25/06           228,734,000            5.294               8.590

19          9/25/06             10/25/06           228,734,000            5.505               8.590

20         10/25/06             11/25/06           228,734,000            5.302               8.590

21         11/25/06             12/25/06           228,734,000            5.514               8.590

22         12/25/06              1/25/07           228,734,000            5.361               8.590

23          1/25/07              2/25/07           228,734,000            6.780               8.590

24          2/25/07              3/25/07           228,734,000            7.609               8.590

25          3/25/07              4/25/07           228,734,000            7.326               8.590

26          4/25/07              5/25/07           228,734,000            7.602               8.590

27          5/25/07              6/25/07           228,734,000            7.251               8.590

28          6/25/07              7/25/07           228,734,000            7.619               8.590

29          7/25/07              8/25/07           228,734,000            7.805               8.590

30          8/25/07              9/25/07           228,734,000            7.804               8.590

31          9/25/07             10/25/07           228,734,000            8.269               8.590

32         10/25/07             11/25/07           228,734,000            7.972               8.590

33         11/25/07             12/25/07           228,734,000            8.269               8.590

34         12/25/07              1/25/08           228,734,000            8.016               8.590

35          1/25/08              2/25/08           228,734,000            8.513               8.590

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                       CLASS A-1 AVAILABLE FUNDS CAP TABLE

              PAYMENT      AVAIL. FUNDS      AVAIL. FUNDS
PERIOD         DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------        -------     --------------    --------------
 1           4/25/2005           --               --
 2           5/25/2005        6.365            9.500
 3           6/25/2005        6.160            9.500
 4           7/25/2005        6.366            9.500
 5           8/25/2005        6.161            9.500
 6           9/25/2005        6.162            9.500
 7          10/25/2005        6.368            9.500
 8          11/25/2005        6.164            9.500
 9          12/25/2005        6.370            9.500
10           1/25/2006        6.167            9.500
11           2/25/2006        6.169            9.500
12           3/25/2006        6.833            9.500
13           4/25/2006        6.175            9.500
14           5/25/2006        6.384            9.500
15           6/25/2006        6.181            9.500
16           7/25/2006        6.390            9.500
17           8/25/2006        6.187            9.500
18           9/25/2006        6.190            9.500
19          10/25/2006        6.399            9.500
20          11/25/2006        6.196            9.500
21          12/25/2006        6.406            9.500
22           1/25/2007        6.209            9.500
23           2/25/2007        7.482            9.500
24           3/25/2007        8.290            9.500
25           4/25/2007        7.958            9.500
26           5/25/2007        8.226            9.500
27           6/25/2007        7.962            9.589
28           7/25/2007        8.229            9.500
29           8/25/2007        7.965            9.500
30           9/25/2007        7.966            9.500
31          10/25/2007        8.233            9.500
32          11/25/2007        7.969            9.500
33          12/25/2007        8.238            9.500
34           1/25/2008        7.974            9.500
35           2/25/2008        8.150            9.612
36           3/25/2008        8.714           10.258
37           4/25/2008        8.216            9.838
38           5/25/2008        8.491           10.161
39           6/25/2008        8.217            9.830
40           7/25/2008        8.492           10.153
41           8/25/2008        8.219           10.359
42           9/25/2008        8.219           10.353
43          10/25/2008        8.494           10.889
44          11/25/2008        8.221           10.531
45          12/25/2008        8.496           10.875
46           1/25/2009        8.222           10.517
47           2/25/2009        8.223           10.577
48           3/25/2009        9.105           11.703
49           4/25/2009        8.225           10.587
50           5/25/2009        8.500           10.932
51           6/25/2009        8.226           10.572
52           7/25/2009        8.501           10.916
53           8/25/2009        8.228           10.622
54           9/25/2009        8.229           10.614
55          10/25/2009        8.504           10.984
56          11/25/2009        8.230           10.621
57          12/25/2009        8.505           10.966
58           1/25/2010        8.237           10.609
59           2/25/2010        8.320           10.697
60           3/25/2010        9.212           11.833
61           4/25/2010        8.352           10.715
62           5/25/2010        8.631           11.062
63           6/25/2010        8.353           10.696
64           7/25/2010        8.632           11.044
65           8/25/2010        8.354           10.709
66           9/25/2010        8.354           10.699
67          10/25/2010        8.633           11.057
68          11/25/2010        8.355           10.690
69          12/25/2010        8.634           11.036
70           1/25/2011        8.356           10.671
71           2/25/2011        8.357           10.691
72           3/25/2011        9.252           11.825
73           4/25/2011        8.357           10.681
74           5/25/2011        8.637           11.026
75           6/25/2011        8.358           10.659

(1) Available Funds Cap for the Class A-1 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group I Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                       CLASS A-2 AVAILABLE FUNDS CAP TABLE

              PAYMENT      AVAIL. FUNDS      AVAIL. FUNDS
PERIOD         DATE       CAP (%) (1)(2)    CAP (%) (1)(3)
------        -------     --------------    --------------
 1           4/25/2005           --                 --
 2           5/25/2005        6.392              9.500
 3           6/25/2005        6.186              9.500
 4           7/25/2005        6.393              9.500
 5           8/25/2005        6.188              9.500
 6           9/25/2005        6.190              9.500
 7          10/25/2005        6.398              9.500
 8          11/25/2005        6.193              9.500
 9          12/25/2005        6.402              9.500
10           1/25/2006        6.199              9.500
11           2/25/2006        6.203              9.500
12           3/25/2006        6.873              9.500
13           4/25/2006        6.213              9.500
14           5/25/2006        6.425              9.500
15           6/25/2006        6.223              9.500
16           7/25/2006        6.435              9.500
17           8/25/2006        6.233              9.500
18           9/25/2006        6.238              9.500
19          10/25/2006        6.452              9.500
20          11/25/2006        6.250              9.500
21          12/25/2006        6.466              9.500
22           1/25/2007        6.396              9.500
23           2/25/2007        7.462              9.500
24           3/25/2007        8.271              9.500
25           4/25/2007        7.918              9.500
26           5/25/2007        8.185              9.500
27           6/25/2007        7.926              9.548
28           7/25/2007        8.194              9.500
29           8/25/2007        7.933              9.500
30           9/25/2007        7.936              9.500
31          10/25/2007        8.204              9.500
32          11/25/2007        7.945              9.500
33          12/25/2007        8.213              9.500
34           1/25/2008        8.038              9.500
35           2/25/2008        8.041              9.572
36           3/25/2008        8.602              9.986
37           4/25/2008        8.083              9.534
38           5/25/2008        8.355              9.849
39           6/25/2008        8.088              9.527
40           7/25/2008        8.361              9.922
41           8/25/2008        8.094              9.975
42           9/25/2008        8.097              9.970
43          10/25/2008        8.369             10.466
44          11/25/2008        8.102             10.122
45          12/25/2008        8.375             10.452
46           1/25/2009        8.108             10.140
47           2/25/2009        8.111             10.134
48           3/25/2009        8.983             11.213
49           4/25/2009        8.117             10.134
50           5/25/2009        8.390             10.465
51           6/25/2009        8.123             10.119
52           7/25/2009        8.396             10.481
53           8/25/2009        8.129             10.135
54           9/25/2009        8.132             10.128
55          10/25/2009        8.406             10.470
56          11/25/2009        8.212             10.203
57          12/25/2009        8.488             10.535
58           1/25/2010        8.219             10.189
59           2/25/2010        8.263             10.229
60           3/25/2010        9.162             11.329
61           4/25/2010        8.325             10.275
62           5/25/2010        8.604             10.634
63           6/25/2010        8.329             10.281
64           7/25/2010        8.609             10.615
65           8/25/2010        8.334             10.278
66           9/25/2010        8.336             10.272
67          10/25/2010        8.616             10.621
68          11/25/2010        8.340             10.293
69          12/25/2010        8.621             10.625
70           1/25/2011        8.345             10.272
71           2/25/2011        8.347             10.277
72           3/25/2011        9.244             11.370
73           4/25/2011        8.352             10.275
74           5/25/2011        8.632             10.631
75           6/25/2011        8.356             10.276

(1) Available Funds Cap for the Class A-2 Certificates is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Group II Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                      SUBORDINATE AVAILABLE FUNDS CAP TABLE

             PAYMENT        AVAIL. FUNDS     AVAIL. FUNDS
PERIOD        DATE         CAP (%) (1)(2)   CAP (%) (1)(3)
------       -------       --------------   --------------
 1          4/25/2005              --              --
 2          5/25/2005           6.373           9.500
 3          6/25/2005           6.168           9.500
 4          7/25/2005           6.374           9.500
 5          8/25/2005           6.169           9.500
 6          9/25/2005           6.170           9.500
 7         10/25/2005           6.377           9.500
 8         11/25/2005           6.172           9.500
 9         12/25/2005           6.380           9.500
10          1/25/2006           6.176           9.500
11          2/25/2006           6.179           9.500
12          3/25/2006           6.845           9.500
13          4/25/2006           6.186           9.500
14          5/25/2006           6.396           9.500
15          6/25/2006           6.193           9.500
16          7/25/2006           6.403           9.500
17          8/25/2006           6.200           9.500
18          9/25/2006           6.204           9.500
19         10/25/2006           6.415           9.500
20         11/25/2006           6.212           9.500
21         12/25/2006           6.424           9.500
22          1/25/2007           6.264           9.500
23          2/25/2007           7.476           9.500
24          3/25/2007           8.284           9.500
25          4/25/2007           7.946           9.500
26          5/25/2007           8.214           9.500
27          6/25/2007           7.951           9.577
28          7/25/2007           8.219           9.500
29          8/25/2007           7.956           9.500
30          9/25/2007           7.957           9.500
31         10/25/2007           8.225           9.500
32         11/25/2007           7.962           9.500
33         12/25/2007           8.230           9.500
34          1/25/2008           7.993           9.500
35          2/25/2008           8.118           9.600
36          3/25/2008           8.681          10.178
37          4/25/2008           8.177           9.748
38          5/25/2008           8.451          10.069
39          6/25/2008           8.179           9.740
40          7/25/2008           8.453          10.085
41          8/25/2008           8.182          10.245
42          9/25/2008           8.183          10.240
43         10/25/2008           8.457          10.764
44         11/25/2008           8.186          10.410
45         12/25/2008           8.460          10.750
46          1/25/2009           8.189          10.406
47          2/25/2009           8.190          10.446
48          3/25/2009           9.069          11.558
49          4/25/2009           8.193          10.452
50          5/25/2009           8.467          10.793
51          6/25/2009           8.196          10.438
52          7/25/2009           8.470          10.787
53          8/25/2009           8.198          10.478
54          9/25/2009           8.200          10.470
55         10/25/2009           8.475          10.832
56         11/25/2009           8.225          10.497
57         12/25/2009           8.500          10.838
58          1/25/2010           8.231          10.485
59          2/25/2010           8.303          10.558
60          3/25/2010           9.197          11.684
61          4/25/2010           8.344          10.585
62          5/25/2010           8.623          10.936
63          6/25/2010           8.346          10.573
64          7/25/2010           8.625          10.917
65          8/25/2010           8.348          10.582
66          9/25/2010           8.349          10.573
67         10/25/2010           8.628          10.929
68         11/25/2010           8.351          10.573
69         12/25/2010           8.630          10.915
70          1/25/2011           8.353          10.554
71          2/25/2011           8.354          10.569
72          3/25/2011           9.250          11.691
73          4/25/2011           8.356          10.562
74          5/25/2011           8.635          10.910
75          6/25/2011           8.358          10.547

(1) Available Funds Cap for the Subordinate Certificates is a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current principal balance of the related Class A Certificates) of the Class A-1 Available Funds Cap and the Class A-2 Available Funds Cap.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.8338% and 3.3000%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.8338% and 3.3000%, respectively, for the first Distribution Date and both increase to 20.0000% for each Distribution Date thereafter. The values indicated include proceeds from the related 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

--------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                         DISCOUNT MARGIN TABLE (TO CALL)

                                      0%                  80%               100%                150%               200%
                                PRICING SPEED        PRICING SPEED      PRICING SPEED       PRICING SPEED      PRICING SPEED
                                   TO CALL              TO CALL            TO CALL             TO CALL            TO CALL
                                 DISC MARGIN          DISC MARGIN        DISC MARGIN         DISC MARGIN        DISC MARGIN
                                -------------        -------------      -------------       -------------      -------------
CLASS A-2A
               100.00000%             10                  10                 10                  10                 10

                WAL (YRS)           13.64                1.17               1.00                0.74               0.60
           MOD DURN (YRS)           11.04                1.15               0.98                0.73               0.59
        PRINCIPAL WINDOW        Apr05 - Jan25        Apr05 - Apr07      Apr05 - Jan07       Apr05 - Jul06      Apr05 - Mar06

CLASS A-2B
               100.00000%             20                  20                 20                  20                 20

                WAL (YRS)           24.23                3.97               3.00                1.76               1.39
           MOD DURN (YRS)           17.04                3.70               2.84                1.71               1.36
        PRINCIPAL WINDOW        Jan25 - Nov33        Apr07 - Mar13      Jan07 - Jul11       Jul06 - Jul07      Mar06 - Jan07

CLASS A-2C
               100.00000%             30                  30                 30                  30                 30

                WAL (YRS)           28.79                7.97               6.30                2.46               1.86
           MOD DURN (YRS)           18.87                7.04               5.71                2.37               1.80
        PRINCIPAL WINDOW        Nov33 - Jan34        Mar13 - Mar13      Jul11 - Jul11       Jul07 - Oct07      Jan07 - Feb07

CLASS M-1
               100.00000%             41                  41                 41                  41                 41

                WAL (YRS)           26.60                5.34               4.67                2.73               1.94
           MOD DURN (YRS)           17.70                4.85               4.31                2.61               1.87
        PRINCIPAL WINDOW        Jan28 - Jan34        Jun08 - Mar13      Dec08 - Jul11       Oct07 - Feb08      Feb07 - Mar07

CLASS M-2
               100.00000%             46                  46                 46                  46                 46

                WAL (YRS)           26.60                5.33               4.54                3.42               2.02
           MOD DURN (YRS)           17.60                4.83               4.20                3.23               1.95
        PRINCIPAL WINDOW        Jan28 - Jan34        Jun08 - Mar13      Oct08 - Jul11       Feb08 - Jan09      Mar07 - Apr07

CLASS M-3
               100.00000%             51                  51                 51                  51                 51

                WAL (YRS)           26.60                5.32               4.48                3.80               2.11
           MOD DURN (YRS)           17.49                4.82               4.13                3.57               2.03
        PRINCIPAL WINDOW        Jan28 - Jan34        May08 - Mar13      Sep08 - Jul11       Jan09 - Jan09      Apr07 - May07

CLASS M-4
               100.00000%             62                  62                 62                  62                 62

                WAL (YRS)           26.60                5.32               4.44                3.80               2.24
           MOD DURN (YRS)           17.26                4.80               4.09                3.56               2.15
         PRINCIPAL WINDOW       Jan28 - Jan34        May08 - Mar13      Aug08 - Jul11       Jan09 - Jan09      May07 - Jul07

CLASS M-5
               100.00000%             65                  65                 65                  65                 65

                WAL (YRS)           26.60                5.32               4.41                3.80               2.37
           MOD DURN (YRS)           17.20                4.79               4.05                3.55               2.27
         PRINCIPAL WINDOW       Jan28 - Jan34        May08 - Mar13      Jul08 - Jul11       Jan09 - Jan09      Jul07 - Aug07

CLASS M-6
               100.00000%             70                  70                 70                  70                 70

                WAL (YRS)           26.60                5.31               4.39                3.80               2.38
           MOD DURN (YRS)           17.10                4.78               4.03                3.55               2.28
         PRINCIPAL WINDOW       Jan28 - Jan34        Apr08 - Mar13      Jun08 - Jul11       Dec08 - Jan09      Aug07 - Aug07

CLASS B-1
               100.00000%            125                  125                125                 125                125

                WAL (YRS)           26.60                5.30               4.37                3.68               2.38
           MOD DURN (YRS)           16.04                4.69               3.96                3.40               2.26
        PRINCIPAL WINDOW        Jan28 - Jan34        Apr08 - Mar13      May08 - Jul11       Oct08 - Jan09      Aug07 - Aug07

------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                                      0%                 80%                 100%                150%                 200%
                                PRICING SPEED       PRICING SPEED        PRICING SPEED       PRICING SPEED       PRICING SPEED
                                 TO MATURITY         TO MATURITY          TO MATURITY         TO MATURITY         TO MATURITY
                                 DISC MARGIN         DISC MARGIN          DISC MARGIN         DISC MARGIN         DISC MARGIN
                                -------------       -------------        -------------       -------------       -------------
CLASS A-2A
               100.00000%             10                 10                   10                  10                   10

                WAL (YRS)           13.64               1.17                 1.00                0.74                 0.60
           MOD DURN (YRS)           11.04               1.15                 0.98                0.73                 0.59
         PRINCIPAL WINDOW       Apr05 - Jan25       Apr05 - Apr07        Apr05 - Jan07       Apr05 - Jul06        Apr05 - Mar06

CLASS A-2B
               100.00000%             20                 20                   20                  20                   20

                WAL (YRS)           24.23               3.98                 3.01                1.76                 1.39
           MOD DURN (YRS)           17.04               3.71                 2.85                1.71                 1.36
         PRINCIPAL WINDOW       Jan25 - Nov33       Apr07 - Nov13        Jan07 - Jan12       Jul06 - Jul07        Mar06 - Jan07

CLASS A-2C
               100.00000%             30                 39                   40                  30                   30

                WAL (YRS)           29.20               12.18                9.87                2.46                 1.86
           MOD DURN (YRS)           19.04               10.01                8.39                2.37                 1.80
         PRINCIPAL WINDOW       Nov33 - Dec34       Nov13 - Feb23        Jan12 - Jan20       Jul07 - Oct07        Jan07 - Feb07

CLASS M-1
               100.00000%             41                 43                   43                  41                   41

                WAL (YRS)           26.70               5.95                 5.16                2.73                 1.94
           MOD DURN (YRS)           17.74               5.29                 4.69                2.61                 1.87
         PRINCIPAL WINDOW       Jan28 - Dec34       Jun08 - Mar20        Dec08 - Oct17       Oct07 - Feb08        Feb07 - Mar07

CLASS M-2
               100.00000%             46                 48                   48                  54                   46

                WAL (YRS)           26.70               5.93                 5.01                5.56                 2.02
           MOD DURN (YRS)           17.64               5.26                 4.56                4.99                 1.95
         PRINCIPAL WINDOW       Jan28 - Dec34       Jun08 - Jan20        Oct08 - Mar17       Feb08 - Dec14        Mar07 - Apr07

CLASS M-3
               100.00000%             51                 53                   53                  59                   51

                WAL (YRS)           26.70               5.90                 4.93                5.61                 2.11
           MOD DURN (YRS)           17.53               5.23                 4.48                5.10                 2.03
         PRINCIPAL WINDOW       Jan28 - Dec34       May08 - Jul19        Sep08 - Aug16       Mar10 - Apr12        Apr07 - May07

CLASS M-4
               100.00000%             62                 64                   64                  68                   62

                WAL (YRS)           26.70               5.88                 4.88                4.81                 2.24
           MOD DURN (YRS)           17.30               5.19                 4.42                4.42                 2.15
         PRINCIPAL WINDOW       Jan28 - Nov34       May08 - Jan19        Aug08 - Feb16       Aug09 - Jan12        May07 - Jul07

CLASS M-5
               100.00000%             65                 67                   67                  69                   65

                WAL (YRS)           26.70               5.85                 4.82                4.39                 2.40
           MOD DURN (YRS)           17.24               5.17                 4.37                4.06                 2.30
         PRINCIPAL WINDOW       Jan28 - Nov34       May08 - Jun18        Jul08 - Sep15       Apr09 - Sep11        Jul07 - Sep07

CLASS M-6
               100.00000%             70                 72                   72                  72                   73

                WAL (YRS)           26.69               5.81                 4.77                4.11                 2.60
           MOD DURN (YRS)           17.13               5.14                 4.32                3.81                 2.48
         PRINCIPAL WINDOW       Jan28 - Nov34       Apr08 - Nov17        Jun08 - Mar15       Dec08 - May11        Sep07 - Dec07

CLASS B-1
               100.00000%            125                 129                  129                 128                  135

                WAL (YRS)           26.69               5.76                 4.72                3.90                 2.83
           MOD DURN (YRS)           16.07               5.00                 4.22                3.59                 2.66
         PRINCIPAL WINDOW       Jan28 - Oct34       Apr08 - Feb17        May08 - Aug14       Oct08 - Jan11        Dec07 - Mar08

--------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT, SERIES 2005-2

BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 2.8338%, 6ML = 3.3000%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no OC stepdown and Class A-1 Certificates pay sequentially):

                                         STATIC LIBOR                                FORWARD LIBOR
                           ----------------------------------------     ----------------------------------------
                            35% LOSS       45% LOSS       55% LOSS       35% LOSS       45% LOSS       55% LOSS
                            SEVERITY       SEVERITY       SEVERITY       SEVERITY       SEVERITY       SEVERITY
                           ----------     ----------     ----------     ----------     ----------     ----------
CLASS M-1      CDR Break     40.264%        28.807%        22.443%        37.025%        26.246%        20.349%
               Cum Loss       22.57%         23.88%         24.83%         21.55%         22.52%         23.22%
                             ------         ------         ------         ------         ------         ------
CLASS M-2      CDR Break     32.899%        24.127%        19.060%        29.714%        21.630%        17.014%
               Cum Loss       20.13%         21.32%         22.17%         18.94%         19.81%         20.43%
                             ------         ------         ------         ------         ------         ------
CLASS M-3      CDR Break     28.979%        21.537%        17.146%        25.845%        19.081%        15.132%
               Cum Loss       18.64%         19.75%         20.54%         17.35%         18.16%         18.73%
                             ------         ------         ------         ------         ------         ------
CLASS M-4      CDR Break     25.580%        19.237%        15.422%        22.507%        16.824%        13.437%
               Cum Loss       17.23%         18.26%         18.99%         15.83%         16.58%         17.10%
                             ------         ------         ------         ------         ------         ------
CLASS M-5      CDR Break     22.800%        17.311%        13.960%        19.782%        14.937%        12.003%
               Cum Loss       15.97%         16.92%         17.61%         14.49%         15.17%         15.66%
                             ------         ------         ------         ------         ------         ------
CLASS M-6      CDR Break     20.194%        15.473%        12.547%        17.232%        13.136%        10.616%
               Cum Loss       14.69%         15.58%         16.21%         13.12%         13.75%         14.19%
                             ------         ------         ------         ------         ------         ------
CLASS B-1      CDR Break     18.048%        13.928%        11.343%        15.136%        11.624%         9.436%
               Cum Loss       13.57%         14.38%         14.96%         11.92%         12.49%         12.88%
                             ------         ------         ------         ------         ------         ------


                                  [LINE GRAPH]

                             [PLOT POINTS TO COME]

-------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     OWNIT,
                     SERIES 2005-2

                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 2.8338%, 6ML = 3.3000%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                EXCESS SPREAD IN BPS        EXCESS SPREAD IN BPS
PERIOD             (STATIC LIBOR)             (FORWARD LIBOR)
-------         --------------------        --------------------
Avg yr1                 364                         283

Avg yr2                 352                         207

Avg yr3                 517                         407

Avg yr4                 536                         448

Avg yr5                 543                         453

             EXCESS SPREAD IN          1 MONTH             6 MONTH         EXCESS SPREAD IN
                    BPS             FORWARD LIBOR       FORWARD LIBOR            BPS
PERIOD        (STATIC LIBOR)                                               (FORWARD LIBOR)
------       ----------------       -------------       -------------      ----------------
   1                768                2.8338%             3.3000%               768
   2                334                3.0424%             3.4641%               313
   3                313                3.2089%             3.6011%               276
   4                334                3.3269%             3.7404%               285
   5                313                3.5171%             3.8675%               245
   6                313                3.7274%             3.9643%               225
   7                334                3.8247%             4.0579%               236
   8                314                3.8558%             4.0922%               212
   9                335                3.9798%             4.1331%               221
  10                314                4.1195%             4.1632%               187
  11                314                4.0659%             4.1766%               192
  12                382                4.3061%             4.2144%               235
  13                315                4.0394%             4.2180%               195
  14                336                4.0926%             4.2706%               211
  15                315                4.1506%             4.3292%               185
  16                337                4.2070%             4.3837%               201
  17                316                4.2607%             4.4369%               175
  18                316                4.3162%             4.4941%               170
  19                338                4.3700%             4.5437%               186
  20                317                4.4259%             4.5635%               160
  21                338                4.4794%             4.5819%               176
  22                322                4.5283%             4.5948%               156
  23                447                4.5828%             4.6056%               295
  24                532                4.6254%             4.6142%               377
  25                497                4.4887%             4.6213%               362
  26                525                4.5229%             4.6550%               387
  27                498                4.5584%             4.6909%               356
  28                526                4.5929%             4.7240%               383
  29                499                4.6291%             4.7580%               399
  30                499                4.6640%             4.7940%               395
  31                528                4.6948%             4.8235%               442
  32                501                4.7288%             4.8308%               407
  33                529                4.7611%             4.8367%               436
  34                504                4.7922%             4.8409%               405
  35                518                4.8250%             4.8432%               423
  36                578                4.8501%             4.8441%               488
  37                525                4.7384%             4.8450%               442
  38                539                4.7621%             4.8690%               455
  39                515                4.7855%             4.8913%               424
  40                545                4.8072%             4.9125%               457
  41                518                4.8298%             4.9361%               432
  42                519                4.8521%             4.9566%               431
  43                548                4.8748%             4.9761%               465
  44                520                4.8964%             4.9691%               431
  45                549                4.9156%             4.9617%               462
  46                521                4.9379%             4.9530%               427
  47                521                4.9584%             4.9417%               426
  48                614                4.9753%             4.9308%               529
  49                522                4.8370%             4.9210%               438
  50                551                4.8505%             4.9353%               469
  51                523                4.8637%             4.9482%               435
  52                551                4.8781%             4.9611%               465
  53                523                4.8915%             4.9752%               433
  54                523                4.9039%             4.9873%               431
  55                552                4.9170%             4.9984%               463
  56                526                4.9297%             5.0111%               432
  57                555                4.9413%             5.0222%               463
  58                526                4.9543%             5.0341%               429
  59                534                4.9662%             5.0454%               440
  60                627                4.9760%             5.0562%               544
  61                538                4.9874%             5.0688%               442
  62                567                4.9980%             5.0786%               475
  63                538                5.0089%             5.0891%               440
  64                567                5.0198%             5.1002%               472
  65                538                5.0304%             5.1099%               443
  66                538                5.0415%             5.1197%               441
  67                568                5.0508%             5.1295%               476
  68                539                5.0603%             5.1421%               441
  69                568                5.0705%             5.1553%               473
  70                539                5.0798%             5.1700%               438
  71                539                5.0885%             5.1820%               441
  72                634                5.0961%             5.1954%               548
  73                542                5.1304%             5.2095%               441
  74                572                5.1390%             5.2173%               475
  75                545                5.1492%             5.2261%               441
  76                576                5.1569%             5.2345%               476

-----------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.